                                                                          [LOGO]
                                          Solid partners, flexible solutions-SM-

FORTIS BOND FUNDS PROSPECTUS
--------------------------------------------------------------------------------

                                                   Dated December 1, 1998

                                                   - Fortis U.S. Government
                                                     Securities Fund

                                                   - Fortis Strategic
                                                     Income Fund

                                                   - Fortis High Yield Portfolio








AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND
EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED
IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
ANY STATEMENT TO THE CONTRARY IS A CRIMINAL
OFFENSE.

--------------------------------------------------------------------------------

MAILING ADDRESS:
P.O. Box 64284
St. Paul, Minnesota 55164-0284

STREET ADDRESS:
500 Bielenberg Drive
Woodbury, Minnesota 55125-1400

TELEPHONE: (651) 738-4000
TOLL FREE: (800) 800-2000, extension 3012

TABLE OF CONTENTS
-------------------------------------------------------------------

                                                                                                              PAGE
The Funds
  U.S. Government Securities Fund........................................................................           1
  Strategic Income Fund..................................................................................           4
  High Yield Portfolio...................................................................................           7

Shareholder Information
  Choosing a Share Class.................................................................................          10
  Determining Your Purchase Price........................................................................          11
  How to Buy Shares......................................................................................          13
  How to Sell Shares.....................................................................................          14
  Dividend and Capital Gains Distributions...............................................................          17
  Tax Considerations.....................................................................................          17
  Shareholder Inquiries..................................................................................          17

Fund Management
  Investment Adviser.....................................................................................          18
  Portfolio Managers.....................................................................................          18

More Information on Fund Objectives, Investment Strategies and Risks
  Objectives.............................................................................................          19
  Investment Strategies..................................................................................          19
  Principal Risks........................................................................................          21

Financial Highlights
  U.S. Government Securities Fund........................................................................          23
  Strategic Income Fund..................................................................................          24
  High Yield Portfolio...................................................................................          25

THE FUNDS
-------------------------------------------------------------------

This section briefly describes the objectives, principal investment strategies and principal risks of U.S. Government Securities Fund, Strategic Income Fund and High Yield Portfolio (the "Funds"). It also provides you with information about the Funds' performance (except for Strategic Income Fund, which has not been in existence for a complete calendar year) and Fund expenses. For more information, please read the section entitled "More Information on Fund Objectives, Investment Strategies and Risks."

U.S. GOVERNMENT SECURITIES FUND

OBJECTIVE

U.S. Government Securities Fund's objective is to maximize total return, while providing shareholders with a level of current income consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGIES

U.S. Government Securities Fund pursues its objective by investing primarily in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The Fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. It is anticipated that the duration of the Fund will be between three and seven years.

The decision to purchase a particular security is based upon many factors, the most important of which are the characteristics of the security (interest rate, term, call provisions, etc.), the financial stability and managerial strength of the issuer of the security and diversification in the Fund.

PRINCIPAL RISKS

As with any non-money market mutual fund, U.S. Government Securities Fund's share price and yield will change daily because of changes in interest rates and other factors. You may lose money if you invest in the Fund. The principal risks of investing in U.S. Government Securities Fund include:

    - INTEREST RATE RISK. Debt securities in the Fund will fluctuate in value with changes in interest rates. In general, debt securities increase in value when interest rates fall and decrease in value when interest rates rise. One measure of interest rate risk is duration. (Duration is a commonly used measure of the potential volatility of a debt security. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.) For more information, see the section entitled "Principal Risks."

    - CREDIT OR DEFAULT RISK. If a bond issuer's credit quality declines or its credit agency ratings are downgraded, there may be a resulting decline in the bond's price. If credit quality deteriorates to the point of possible or actual default (inability to pay interest or repay principal on a timely basis), the bond's market value could decline precipitously.

    - CALL RISK. The Fund is subject to the possibility that, under certain conditions, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The Fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

    - RISKS OF MORTGAGE-RELATED SECURITIES. Because the Fund may invest significantly in mortgage-related securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages underlying the Fund's mortgage-related securities. These prepayments pass through to the Fund, which must reinvest them at a time when interest rates on new mortgage investments are falling, reducing the Fund's income. Extension risk is the risk that rising interest rates could cause mortgage prepayments to slow, which would lengthen the duration of the Fund's mortgage-related securities and cause their prices to decline. For more information see the section entitled "Principal Risks."

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

FUND PERFORMANCE

The bar chart and table below provide you with information on U.S. Government Securities Fund's volatility and performance. The bar chart shows you how performance of the Fund's Class E shares has varied from year to year. The performance of other classes of shares will differ due to differences in expenses. Sales loads are not reflected in the bar chart; if they had been, returns would be lower. Sales loads are reflected in the table which compares the Fund's performance over different time periods to that of a broad measure of market performance. Remember, how the Fund has performed in the past is not necessarily an indication of how it will perform in the future.

                 ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(%)*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1988            7.33
1989           12.48
1990           10.43
1991           13.89
1992            5.59
1993            8.31
1994           -5.64
1995           15.97
1996            3.36
1997            8.86

       * The Fund's total return for the period from January 1, 1998 through September 30, 1998 was 8.78%.

BEST QUARTER:       6.80%  (Quarter ending June 30, 1989)
WORST
QUARTER:           -3.60%  (Quarter ending March 31, 1994)

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/97

                                                                                      ONE YEAR     FIVE YEARS      TEN YEARS
                                                                                     -----------  -------------  -------------
Class A Shares.....................................................................        3.68%          N/A            N/A
Class E Shares.....................................................................        3.96%         4.96%          7.40%
Class B Shares**...................................................................        4.28%          N/A            N/A
Class H Shares**...................................................................        4.16%          N/A            N/A
Class C Shares**...................................................................        6.88%          N/A            N/A
Lehman Brothers Intermediate Government Index*.....................................        7.72%         6.27%          8.07%

       -------------------------------

        * An unmanaged index of government bonds with an average maturity of eight to nine years.

       ** With CDSC. Assumes redemption on December 31, 1997.

FEES AND EXPENSES

As an investor, you pay certain fees and expenses if you buy and hold shares of U.S. Government Securities Fund. Shareholder fees are fees paid directly from your investment. Annual fund operating expenses are deducted from Fund assets. The figures below are based on expenses during the fiscal year ended July 31, 1998.

                                                    CLASS B
                                       CLASS A       AND H       CLASS C      CLASS E
                                       SHARES       SHARES       SHARES       SHARES
                                     -----------  -----------  -----------  -----------
SHAREHOLDER FEES
  Maximum Sales Charge (Load)
   Imposed on Purchases (as a
   percentage of offering price)...        4.50%          --           --         4.50%
  Maximum Deferred Sales Charge
   (Load) (as a percentage of
   original purchase price or
   redemption proceeds, whichever
   is less)........................          --*        4.00%        1.00%          --*

ANNUAL FUND OPERATING EXPENSES
  (as a % of average net assets)
  Management Fees..................         .71%         .71%         .71%         .71%
  Distribution and/or Service
   (12b-1) Fees....................         .25%        1.00%        1.00%          --
  Other Expenses...................         .08%         .08%         .08%         .08%
  Total Annual Fund Operating
   Expenses........................        1.04%        1.79%        1.79%         .79%

------------------------

* A contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A and Class E shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Shareholder Information."

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the different share classes of U.S. Government Securities Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                   CLASS B/H                  CLASS C
                                                    SHARES                    SHARES
                                                   ASSUMING     CLASS B/H    ASSUMING      CLASS C
                                                  REDEMPTION     SHARES     REDEMPTION     SHARES
                                       CLASS A     AT END OF   ASSUMING NO   AT END OF   ASSUMING NO    CLASS E
                                       SHARES     EACH PERIOD  REDEMPTION   EACH PERIOD  REDEMPTION     SHARES
                                     -----------  -----------  -----------  -----------  -----------  -----------
1 year.............................   $     551    $     542    $     182    $     282    $     182    $     527
3 years............................         766          833          563          563          563          691
5 years............................         998        1,150          970          970          970          869
10 years...........................       1,664        1,908        1,908        2,105        2,105        1,384

STRATEGIC INCOME FUND

OBJECTIVE

Strategic Income Fund's objective is to maximize total return.

PRINCIPAL INVESTMENT STRATEGIES

Strategic Income Fund pursues its objective by investing primarily in the following three sectors:

    - U.S. GOVERNMENT SECURITIES. The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund invests in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The Fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies.

    - INVESTMENT GRADE AND HIGH YIELD HIGH RISK FIXED-INCOME SECURITIES OF FOREIGN GOVERNMENTS AND COMPANIES. The Fund invests in fixed-income securities issued by (a) foreign governments and their agencies; (b) foreign government-related issuers; (c) supranational organizations; (d) foreign companies; and (e) foreign banks and U.S. branches of foreign banks. These securities may be investment grade, non-investment grade, or unrated securities that the Fund's adviser believes are of comparable quality.

    - HIGH YIELD HIGH RISK DOMESTIC SECURITIES. The Fund invests in non-investment grade fixed income securities issued by U.S. issuers (or unrated securities the Fund's adviser believes are of comparable quality). These securities are sometimes referred to as "junk bonds" or "high yield" securities.

The Fund may invest without limitation in securities rated as low as Caa by Moody's Investors Service, Inc. ("Moody's) or CCC by Standard & Poor's Corporation ("Standard & Poor's) or comparably rated by another nationally recognized rating organization. In addition, up to 10% of the Fund's total assets may be invested in "non-performing" securities rated lower than Caa or CCC. Non-performing securities are highly speculative and may be in default or there may be elements of danger with respect to the payment of principal or interest. The Fund may also invest in unrated securities which the Fund's investment adviser ("Advisers") believes are of comparable quality to those rated within the foregoing categories.

It is anticipated that the duration of the Fund will be between three and seven years.

The decision to purchase a particular security is based upon many factors, the most important of which are the characteristics of the security (interest rate, term, call provisions, etc.), the financial stability and managerial strength of the issuer of the security and diversification in the Fund.

PRINCIPAL RISKS

As with any non-money market mutual fund, Strategic Income Fund's share price and yield will change daily because of changes in interest rates and other factors. You may lose money if you invest in the Fund. The principal risks of investing in Strategic Income Fund include:

    - INTEREST RATE RISK. Debt securities in the Fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. One measure of interest rate risk is duration. (Duration is a commonly used measure of the potential volatility of a debt security. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.) For more information, see the section entitled "Principal Risks."

    - CREDIT OR DEFAULT RISK. If a bond issuer's credit quality declines or its agency ratings are downgraded, there may be a resulting decline in the bond's price. If credit quality deteriorates to the point of possible or actual default (inability to pay interest or repay principal on a timely basis), the bond's market value could decline precipitously.

    - CALL RISK. The Fund is subject to the possibility that, under certain conditions, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The Fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

    - RISKS OF MORTGAGE-RELATED SECURITIES. Because the Fund may invest significantly in mortgage-related securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages underlying the Fund's mortgage-related securities. These prepayments are passed through to the Fund, which must reinvest them at a time when interest rates on new mortgage investments are falling, reducing the Fund's income. Extension risk is the risk that rising interest rates could cause mortgage prepayments to slow, which would lengthen the duration of the Fund's mortgage-related securities and cause their prices to decline. For more information, see the section entitled "Principal Risks."

    - RISKS OF FOREIGN SECURITIES. One of the Fund's main investment strategies is investing in foreign securities. Investing in foreign securities involves risks not typically associated with U.S. investing. One risk is that the Fund may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. The Fund may invest in emerging markets in which the risks of foreign investing are higher.

    - RISKS OF HIGH YIELD HIGH RISK SECURITIES. A significant portion of the Fund's portfolio may consist of non-investment grade fixed income securities, commonly referred to as "high yield" securities or "junk bonds." These securities generally have more volatile prices and carry more risk to principal than investment grade securities.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

FUND PERFORMANCE

A bar chart is not provided for the Fund because it has been in operation for less than one year.

FEES AND EXPENSES

As an investor, you pay certain fees and expenses if you buy and hold shares of Strategic Income Fund. Shareholder fees are fees paid directly from your investment. Annual fund operating expenses are deducted from Fund assets. The figures below are based on expenses during the fiscal year ended July 31, 1998.*

                                                    CLASS B
                                       CLASS A       AND H       CLASS C
                                       SHARES       SHARES       SHARES
                                     -----------  -----------  -----------
SHAREHOLDER FEES
  Maximum Sales Charge (Load)
   Imposed on Purchases (as a
   percentage of offering price)...        4.50%          --           --
  Maximum Deferred Sales Charge
   (Load) (as a percentage of
   original purchase price or
   redemption proceeds, whichever
   is less)........................          --**       4.00%        1.00%
ANNUAL FUND OPERATING EXPENSES
  (as a % of average net assets)
  Management Fees..................         .80%         .80%         .80%
  Distribution and/or Service
   (12b-1) Fees....................         .25%        1.00%        1.00%
  Other Expenses...................         .34%         .34%         .34%
  Total Annual Fund Operating
   Expenses........................        1.39%        2.14%        2.14%

------------------------

* Actual expenses for the fiscal year were lower than those shown in the table because of voluntary expense reimbursements by Advisers. Taking these reimbursements into account for the fiscal year ended July 31, 1998, Other Expenses were .05% for each share class and Total Fund Operating Expenses were 1.10% of average daily net assets for Class A shares and 1.85% for Classes B, C and H. Expense reimbursements may be discontinued at any time.

** A contingent deferred sales charge of 1.00% is imposed on certain redemption of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Shareholder Information."

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the different share classes of Strategic Income Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                   CLASS B/H                  CLASS C
                                                    SHARES                    SHARES
                                                   ASSUMING     CLASS B/H    ASSUMING      CLASS C
                                                  REDEMPTION     SHARES     REDEMPTION     SHARES
                                       CLASS A     AT END OF   ASSUMING NO   AT END OF   ASSUMING NO
                                       SHARES     EACH PERIOD  REDEMPTION   EACH PERIOD  REDEMPTION
                                     -----------  -----------  -----------  -----------  -----------
1 year.............................   $     585    $     577    $     217    $     317    $     217
3 years............................         870          940          670          670          670
5 years............................       1,176        1,329        1,149        1,149        1,149
10 years...........................       2,043        2,282        2,282        2,472        2,472

HIGH YIELD PORTFOLIO

OBJECTIVE

High Yield Portfolio's objective is to maximize total return.

PRINCIPAL INVESTMENT STRATEGIES

High Yield Portfolio pursues its objective by investing primarily in a portfolio of non-investment grade fixed-income securities, also referred to as "high yield" securities or "junk bonds." It is anticipated that the duration of the Fund will be between three and seven years.

The Fund may invest without limitation in securities rated as low as Caa by Moody's or CCC by Standard & Poor's Ratings Service, or comparably rated by another nationally recognized rating organization. In addition, up to 10% of the Fund's total assets may be invested in "non-performing" securities rated lower than Caa or CCC. Non-performing securities are highly speculative and may be in default or there may be elements of danger with respect to the payment of principal or interest. The Fund may also invest in unrated securities which Advisers believes are of comparable quality to those rated within the foregoing categories.

The decision to purchase a particular security is based upon many factors, the most important of which are the characteristics of the security (interest rate, term, call provisions, etc.), the financial stability and managerial strength of the issuer of the security and diversification in the Fund.

PRINCIPAL RISKS

As with any non-money market mutual fund, High Yield Portfolios' share price and yield will change daily because of changes in interest rates and other factors. You may lose money if you invest in the Fund. The principal risks of investing in High Yield Portfolio include:

    - INTEREST RATE RISK. Debt securities in the Fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. One measure of interest rate risk is duration. (Duration is a commonly used measure of the potential volatility of a debt security. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.) For more information, see the section entitled "Principal Risks."

    - CREDIT OR DEFAULT RISK. If a bond issuer's credit quality declines or its credit ratings are downgraded, there may be a resulting decline in the bond's price. If credit quality deteriorates to the point of possible or actual default (inability to pay interest or repay principal on a timely basis), the bond's market value could decline precipitously.

    - CALL RISK. The Fund is subject to the possibility that, under certain conditions, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The Fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

    - RISKS OF HIGH YIELD HIGH RISK SECURITIES. The Fund invests primarily in non-investment grade fixed-income securities, commonly referred to as "high yield" securities or "junk bonds." These securities generally have more volatile prices and carry more risk to principal than investment grade securities.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

FUND PERFORMANCE

The bar chart and table below provide you with information on the Fund's volatility and performance. The bar chart shows you how performance of the Fund's Class A shares has varied from year to year. The performance of other classes of shares will differ due to differences in expenses. Sales loads are not reflected in the bar chart; if they had been, returns would be lower. Sales loads are reflected in the table which compares the Fund's performance over different time periods to that of a broad measure of market performance. Remember, how the Fund has performed in the past is not necessarily an indication of how it will perform in the future.

                 ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(%)*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1988            9.54
1989           -5.34
1990          -18.69
1991           56.46
1992           15.52
1993           21.82
1994           -3.49
1995           12.29
1996           11.34
1997            9.49

       * The Fund's total return for the period from January 1, 1998 through September 30, 1998 was -2.61%.

BEST QUARTER:      25.36%  (Quarter ending March 31, 1991)
WORST
QUARTER:           -9.51%  (Quarter ending September 30, 1990)

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/97

                                                                                      ONE YEAR    FIVE YEARS    TEN YEARS
                                                                                     -----------  -----------  -----------
Class A Shares.....................................................................        4.57%        8.98%        8.89%
Class B Shares**...................................................................        5.22%         N/A          N/A
Class H Shares**...................................................................        5.08%         N/A          N/A
Class C Shares**...................................................................        7.83%         N/A          N/A
Lehman Brothers High Yield Index*..................................................       12.03%       11.38%       11.52%

       -------------------------------

        * An unmanaged index of lower quality, high yield corporate debt securities.

       ** With CDSC. Assumes redemption on December 31, 1997.

FEES AND EXPENSES

As an investor, you pay certain fees and expenses if you buy and hold shares of High Yield Portfolio. Shareholder fees are fees paid directly from your investment. Annual fund operating expenses are deducted from Fund assets. The figures below are based on expenses during the fiscal year ended July 31, 1998.

                                                    CLASS B
                                       CLASS A       AND H       CLASS C
                                       SHARES       SHARES       SHARES
                                     -----------  -----------  -----------
SHAREHOLDER FEES
  Maximum Sales Charge (Load)
   Imposed on Purchases (as a
   percentage of offering price)...        4.50%          --           --
  Maximum Deferred Sales Charge
   (Load) (as a percentage of
   original purchase price or
   redemption proceeds, whichever
   is less)........................          --*        4.00%        1.00%

ANNUAL FUND OPERATING EXPENSES
  (as a % of average net assets)
  Management Fees..................         .72%         .72%         .72%
  Distribution and/or Service
   (12b-1) Fees....................         .35%        1.00%        1.00%
  Other Expenses...................         .10%         .10%         .10%
  Total Annual Fund Operating
   Expenses........................        1.17%        1.82%        1.82%

------------------------

* A contingent deferred sales charge of 1.00% is imposed on certain redemption of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Shareholder Information."

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the different share classes of High Yield Portfolio with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                   CLASS B/H                  CLASS C
                                                    SHARES                    SHARES
                                                   ASSUMING     CLASS B/H    ASSUMING      CLASS C
                                                  REDEMPTION     SHARES     REDEMPTION     SHARES
                                       CLASS A     AT END OF   ASSUMING NO   AT END OF   ASSUMING NO
                                       SHARES     EACH PERIOD  REDEMPTION   EACH PERIOD  REDEMPTION
                                     -----------  -----------  -----------  -----------  -----------
1 year.............................   $     564    $     545    $     185    $     285    $     185
3 years............................         805          843          573          573          573
5 years............................       1,065        1,165          985          985          985
10 years...........................       1,806        1,967        1,967        2,137        2,137

SHAREHOLDER INFORMATION
-------------------------------------------------------------------
CHOOSING A SHARE CLASS

The Funds offer you a choice among multiple classes of shares with different sales charges and expenses. These alternatives enable you to choose the best method of purchasing shares, given the amount of your purchase, the length of time you expect to hold your shares, and other factors. Here is a brief summary of the different share classes offered by the Funds:

CLASS A SHARES

    - You pay a sales charge at the time of purchase. (THIS CHARGE MAY BE REDUCED OR WAIVED FOR CERTAIN PURCHASES.)

    - There is no sales charge when you redeem your shares. (SALES IN EXCESS OF $1 MILLION THAT WERE NOT SUBJECT TO AN INITIAL SALES CHARGE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.)

    - There is an annual Rule 12b-1 fee equal to .25% of a Fund's average daily net assets (.35% for High Yield Portfolio).

    - Because Rule 12b-1 fees are lower, Class A shares have lower expenses and pay higher dividends than Class B, Class H or Class C shares.

CLASS E SHARES

    - These shares are available only in U.S. Government Securities Fund, if you were a shareholder of that Fund on November 13, 1994.

    - You pay a sales charge at the time of purchase. (THIS CHARGE MAY BE REDUCED OR WAIVED FOR CERTAIN PURCHASES.)

    - There is no sales charge when you redeem your shares. (SALES IN EXCESS OF $1 MILLION THAT WERE NOT SUBJECT TO AN INITIAL SALES CHARGE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.)

    - Shares are not subject to an annual Rule 12b-1 fee.

    - Class E shares have the lowest expenses and pay the highest dividends of all share classes.

CLASS B AND CLASS H SHARES

    - You do not pay any sales charge at the time of purchase.

    - There is a contingent deferred sales charge (CDSC) if you redeem shares within six years of purchase. The CDSC is 4% during the first two years after purchase, and declines thereafter to as low as 1% during the sixth year after purchase. There is no CDSC after the sixth year.

    - There is an annual Rule 12b-1 fee equal to 1.00% of a Fund's average daily net assets.

    - After eight years, shares automatically convert to Class A shares at no charge to you, resulting in a lower Rule 12b-1 fee thereafter.

    - Class B and Class H shares provide the benefit of putting your entire investment to work immediately.

    - Shares in these classes will have a higher expense ratio and pay lower dividends than Class A and Class E shares due to the higher Rule 12b-1 fee.

    - The only difference between Class B and Class H shares is the amount of the concession paid to dealers. This difference does not affect you in any way.

CLASS C SHARES

    - You do not pay any sales charge at the time of purchase.

    - There is a contingent deferred sales charge of 1.00% if you redeem shares within one year of purchase.

    - There is an annual Rule 12b-1 fee of 1.00% of a Fund's average daily net assets.

    - Shares do not convert to Class A shares. However, they are subject to a lower contingent deferred sales charge than Class B or Class H shares and do not have to be held for as long a time (one year vs. six years) to avoid paying a contingent deferred sales charge.

    - Class C shares provide the benefit of putting your entire investment to work for you immediately.

    - Shares in this class will have a higher expense ratio and pay lower dividends than Class A and Class E shares due to the higher Rule 12b-1 fee.

DECIDING WHICH CLASS TO PURCHASE

In deciding which class of shares to purchase, you should consider, among other things:

    - The length of time you expect to hold your investment.

    - The amount of any sales charge (whether imposed at the time of purchase or redemption) and Rule 12b-1 fees.

    - Whether you qualify for any reduction or waiver of sales charges (E.G., if you are exempt from the sales charge, you must invest in Class A shares).

    - The various exchange privileges among the different classes of shares.

    - The fact that Class B and Class H shares automatically convert to Class A shares after eight years.

Class A shares may be a better choice if your investment qualifies for a reduced sales charge. Class B and Class H share orders for more than $500,000 and Class C share orders for more than $1,000,000 will be treated as orders for Class A shares.

DETERMINING YOUR PURCHASE PRICE

NET ASSET VALUE OF FUND SHARES

Your purchase price is equal to a Fund's net asset value per share plus any initial sales charge. The net asset value per share is determined as of the primary closing time for business on the New York Stock Exchange (the "Exchange") on each day the Exchange is open.

Your purchase price will be the next net asset value per share of the Fund calculated after your purchase order is accepted by Fortis Investors ("Investors"), the Funds' underwriter. Orders generally must be received by Investors prior to the close of the Exchange to receive that day's price. If you purchase Fund shares through a broker-dealer other than Investors, your order must be received by your broker-dealer prior to the close of the Exchange. Investors will apply that day's price to the order if the broker-dealer places the order with Investors by the end of Investors' business day.

Each Fund's net asset value per share is determined by dividing the value of the securities and other assets owned by the Fund, less all liabilities, by the number of the Fund's shares outstanding. The securities owned by the Fund are generally valued at market value. However, there are times when market values are not readily available or restricted or illiquid securities are being valued. In these cases, securities are valued at fair value as determined in good faith by Advisers under supervision of the Funds' Board of Directors.

A significant portion of Strategic Income Fund's assets may consist of securities of foreign issuers that trade on weekends or other days when the Fund does not price its shares. The net asset value of Strategic Income Fund's shares may change on days when you will not be able to purchase or redeem your shares.

PURCHASE PRICE OF CLASS A AND CLASS E SHARES

(Note: Class E shares are available only in the U.S. Government Securities Fund, if you were a shareholder of that Fund on November 13, 1994.)

The purchase price of Class A and Class E Fund shares is their next net asset value per share calculated after receipt of your purchase order, plus a sales charge. Sales charges and broker-dealer concessions, which vary with the size of your purchase, are shown in the following table. A broker-dealer receives additional compensation (as a percentage of the sales charge) when its annual sales of Fortis Funds having a sales charge exceed $10,000,000 (2%), $25,000,000 (4%), and $50,000,000 (5%).

                                                                  SALES CHARGE AS      SALES CHARGE AS
                                                                   PERCENTAGE OF    PERCENTAGE OF THE NET   BROKER-DEALER
AMOUNT OF SALE                                                    PURCHASE PRICE       AMOUNT INVESTED       CONCESSION
---------------------------------------------------------------  -----------------  ---------------------  ---------------
Less than $100,000.............................................           4.50%               4.712%               4.00%
$100,000 but less than $250,000................................           3.50%               3.627%               3.00%
$250,000 but less than $500,000................................           2.50%               2.564%               2.25%
$500,000 but less than $1,000,000..............................           2.00%               2.041%               1.75%
$1,000,000 or more*............................................         -0-                  -0-                   1.00%

------------------------
* You will pay a contingent deferred sales charge, if you redeem these shares within two years of purchase.

In determining your sales charge above, purchases by you, your spouse, your children under the age of 21, and purchases by any tax-qualified plan of any of the foregoing (provided there is only one participant) will be combined. The above schedule also applies to (1) purchases by a trustee or fiduciary of a single trust estate or single fiduciary account, and (2) purchases by any organized group with a tax identification number, if these purchases result in economy of sales effort or expense. An organized group does not include clients of an investment advisor.

REDUCING YOUR SALES CHARGE FOR CLASS A AND CLASS E SHARES. As shown above, larger purchases of Class A and Class E shares have a reduced sales charge. You also may reduce your sales charge through one of the special purchase plans listed below. For more information on these plans, see the Statement of Additional Information or contact your broker-dealer or sales representative. It is your obligation to notify your broker-dealer or sales representative about your eligibility for either of the following plans.

    - RIGHT OF ACCUMULATION. The sales charge discounts apply to your current purchase plus the net asset value of shares you already own in any Fortis Fund which has a sales charge.

    - STATEMENT OF INTENTION. The sales charge discounts apply to an initial purchase of at least $1,000, if you intend to purchase the balance needed to qualify within 13 months (excluding shares purchased by reinvesting dividends or capital gains).

EXEMPTIONS FROM SALES CHARGES ON CLASS A AND CLASS E SHARES. The Statement of Additional Information contains a list of investors who are eligible to purchase Class A and Class E shares without a sales charge.

CONTINGENT DEFERRED SALES CHARGES. You pay no initial sales charge on purchases of Class A and Class E shares of $1,000,000 or more. Out of its own assets, however, Investors pays broker-dealers a fee of up to 1.00% of the offering price of these shares. If you redeem these shares within two years, you will pay a contingent deferred sales charge of 1.00%. For more information, see "How to Sell Shares--Contingent Deferred Sales Charge."

PURCHASE PRICE OF CLASS B AND CLASS H SHARES

The purchase price of Class B and Class H shares is their net asset value. Because you pay no sales charge, the Fund receives the full amount of your investment. However, if you redeem shares within six years of purchase, you will pay a contingent deferred sales charge ("CDSC") at the following rates. For additional information, see "How to Sell Shares--Contingent Deferred Sales Charge."

                      CONTINGENT DEFERRED
YEAR SINCE PURCHASE       SALES CHARGE
--------------------  --------------------
First...............         4.00%
Second..............         4.00%
Third...............         3.00%
Fourth..............         3.00%
Fifth...............         2.00%
Sixth...............         1.00%
Seventh.............          None
Eighth..............          None

Investors receives the CDSC, in part to defray expenses incurred in selling Class B and Class H shares. Investors pays broker-dealers who sell Class B shares a concession equal to 4.00% of the amount invested and an annual fee of
 .25% of the average daily net assets of the Fund attributable to such shares. Broker-dealers who sell Class H shares are paid a concession between 5.25% and 5.50% of the amount invested.

CONVERSION TO CLASS A SHARES. Class B and Class H shares (except for those purchased by reinvestment of dividends and other distributions) will automatically convert to Class A shares after eight years. When these shares convert to Class A, a proportionate amount of Class B and H shares in your account that were purchased through the reinvestment of dividends and other distributions will also convert to Class A.

PURCHASE PRICE OF CLASS C SHARES

The purchase price of Class C shares is their net asset value. Because you pay no initial sales charge, the Fund receives the full amount of your investment. However, if you redeem your shares within one year of purchase you will pay a CDSC of 1.00%. For additional information, see "How to Sell Shares--Contingent Deferred Sales Charge."

Investors receives the CDSC, in part to defray expenses incurred in selling Class C shares. Investors pays broker-dealers who sell Class C shares a concession equal to 1.00% of the amount invested and an annual fee of 1.00% of the amount invested that begins to accrue one year after the shares are sold.

RULE 12B-1 FEES

Each Fund pays Investors Rule 12b-1 fees for distribution and sale of its shares and for services provided to shareholders. These fees differ by class, as follows:

                                            RULE 12b-1 FEE
SHARE CLASS                         (AS A % OF AVERAGE NET ASSETS)
------------------------------  --------------------------------------

Class A.......................  0.25% (0.35% for High Yield Portfolio)
Class E.......................  None
Class B and Class H...........  1.00%
Class C.......................  1.00%

These fees are paid out of a Fund's assets on an ongoing basis. Rule 12b-1 fees will increase the cost of your investment and over time may cost you more than other types of sales charges.

HOW TO BUY SHARES

You may become a shareholder in any of the Funds with an initial investment of $500 or more. If you invest under the Systematic Investment Plan, the minimum initial investment is $25 for the Pre-Authorized Check Plan and $50 for any other Systematic Investment Plan (except for telephone or wire orders).

The minimum subsequent investment is $50 for investments by mail ($25 for the Pre-Authorized Check Plan), $100 for investments by telephone through the automated Fortis Information Line and $500 for other investments by telephone or investments by wire.

The Funds may reject any purchase order or restrict purchases at any time.

INVESTING BY TELEPHONE

Your registered representative may make your purchase ($500 minimum) by telephoning the number on the cover page of this Prospectus. You must promptly send your check and the Account Application which accompanies this Prospectus so that Investors receives it within three business days. Please make your check payable to Fortis Investors, Inc. and mail it with your Application to "CM-9651, St. Paul, MN 55170-9651".

If you have a bank account authorization form on file, you may invest $100 - $10,000 by telephone through the automated Fortis Information Line.

INVESTING BY WIRE

If you have an account with a commercial bank that is a member of the Federal Reserve System, you may purchase shares ($500 minimum) by requesting your bank to transmit immediately available funds (Federal Funds) by wire to:

    U.S. Bank National Association
    ABA #091000022, credit account no: 1-702-2514-1341
    Fortis Funds Purchase Account
    For further credit to: (your name)
    Fortis Account NBR (your account number)

Before making an initial investment by wire, your broker-dealer must telephone Investors at the number on the cover page of this Prospectus to open your account and obtain your account number. You must promptly send your Account Application which accompanies this Prospectus to Investors at "CM-9614, St. Paul, MN 55170-9614." You may make additional investments by wire at any time even if your initial investment was by mail. Your bank should transmit Federal Funds using the instructions above.

INVESTING BY MAIL

You should complete and sign the Account Application which accompanies this Prospectus. Please make your check or other negotiable bank draft payable to Fortis Funds and mail it with your Application to "CM-9614, St. Paul, MN 55170-9614."

You may make additional purchases at any time by mailing a check or other negotiable bank draft along with your confirmation stub. Be sure to identify the account to which any such purchase is to be credited by specifying the name(s) of the registered owner(s) and the account number.

SPECIAL PURCHASE PLANS

TAX SHELTERED RETIREMENT PLANS. Individual Retirement Accounts ("IRAs"), Self-Employed, Pension, Profit Sharing, and 403(b) accounts are available.

GIFTS OR TRANSFERS TO MINOR CHILDREN. Adults can make an irrevocable gift or transfer of Fund shares in an account established for a minor.

SYSTEMATIC INVESTMENT PLAN. You may have $25 or more automatically withdrawn each month from your checking account (see the Systematic Investment Plan Authorization Agreement in the Account Application). A systematic investment plan may lower your average cost per share through the principle of "dollar cost averaging." Advisers may elect to send confirmations for purchases made under a Systematic Investment Plan to you quarterly, rather than following each transaction.

EXCHANGE PRIVILEGE

Except for Class E shares, you may exchange your Fund shares for the same class of shares in another Fortis Fund. If you hold Class E shares, you may exchange those shares for Class A shares of another Fortis Fund. You pay no exchange fee or additional sales charge for exchanges. If you held Class E shares of U.S. Government Securities Fund and exchanged those shares for Class A shares of another Fortis Fund, you may re-exchange your Class A shares for U.S. Government Securities Fund Class E shares.

If you own shares of another Fortis Fund, you may exchange those shares for Fund shares of the same class. You pay no sales charge if the shares to be exchanged have already been subject to a sales charge. If you own Class E shares of another Fortis Fund, you may exchange those shares for Class A Fund shares. If you own Fortis Money Fund Class A shares, you may exchange those shares for any class of Fund shares. However, if the Fortis Money Fund Class A shares have already incurred a sales charge, exchanges will be made at net asset value and may be made only into Class A Fund shares.

You may initiate an exchange by writing to or telephoning your broker-dealer, sales representative or the Fund. You may also use the automated Fortis Information Line for exchanges of $100 - $100,000. You may make a telephone exchange only if you have completed and returned the Telephone Exchange section of the Account Application. During times of chaotic economic or market circumstances, you may have difficulty reaching your broker-dealer, sales representative or the Fund by telephone. A telephone exchange may be difficult to implement at those times. (See "How to Sell Shares--By Phone").

An exchange of shares is a sale for federal income tax purposes and you may have a taxable capital gain or loss.

Advisers has the right to change, terminate, impose charges or restrict the frequency of exchanges. You will receive at least 30 days notice before any such change is made.

HOW TO SELL SHARES

You may sell your shares on any day when the New York Stock Exchange is open. Your redemption price will be the net asset value of your shares, less any contingent deferred sales charge.

Employees of certain Texas public educational institutions who direct investment in Fund shares under their State of Texas Optional Retirement Plan generally must obtain the prior written consent of their authorized employer representative in order to redeem.

BY MAIL

If you redeem by mail, your redemption price will be the next net asset value of your shares which is determined after the Fund receives your written redemption request in proper form (and a properly endorsed stock certificate if one has been issued).

To redeem by mail, send a written request to Fortis Funds, P.O. Box 64284, St. Paul, MN 55164.

Your request should include the following information:

    - Name of Fund

    - Account number

    - Dollar amount or number of shares to be redeemed

    - Name on the account

    - Signatures of all registered account owners

If you hold certificates for your shares, you must include them with your request. You should send certificates by certified mail. These certificates (and any stock powers included with your redemption request) must be endorsed and executed exactly as the Fund shares are registered.

No signature guarantee is required if you are the registered holder and the redemption proceeds are sent to your address on the Fund's records. A written redemption request requires a signature guarantee if:

    - The Funds do not have the signature of the registered holder on file and the redemption proceeds are greater than $25,000.

    - The redemption proceeds are paid to someone other than the registered holder.

    - The redemption proceeds are sent to an address other than the address on the Fund's records.

You may obtain a signature guarantee from a bank, broker-dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. A signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.

BY PHONE

Your broker-dealer may place a redemption order by phone if it has a selling agreement with Investors. The proceeds will be released after the Fund receives appropriate written materials. If your broker-dealer receives your order prior to the close of the Exchange and places the order with Investors by the end of the business day, you will receive that day's price on the order. Some broker-dealers may charge a fee to process redemptions.

You may redeem up to $25,000 by calling the Funds at (800) 800-2000, ext. 3012, provided that:

    - Your account is not a tax-qualified plan,

    - Your check is sent to the address on the Fund's records, and

    - You have not changed your address on the Fund's records for at least 30 days.

In addition, you may use the automated Fortis Information Line for redemptions of $500-$25,000 on non-tax qualified accounts.

The telephone redemption procedure is automatically available. The Funds will employ reasonable procedures to confirm that telephone instructions are genuine. The Funds will not be responsible for any losses that may result from acting on telephone instructions that they reasonably believe to be genuine. The Funds' will verify your address and social security number, tape record the telephone call and provide written confirmation of the transaction. The security measures for automated telephone redemptions using the Fortis Information Line involve using a personal identification number and providing written confirmation of the transaction.

You may have difficulty reaching your broker-dealer, sales representative or the Funds by telephone during times of chaotic economic or market circumstances. If you are unable to reach the Funds or their agents by telephone, written instructions should be sent.

Advisers has the right to change, terminate or impose charges on the telephone redemption privilege. You will receive at least 30 days notice before any such change is made.

PAYMENT OF REDEMPTION PROCEEDS

Your redemption proceeds will be paid as soon as possible, but not later than three business days after receipt of a proper redemption request. However, if your shares were recently purchased with non-guaranteed funds, such as a personal check, the mailing of your redemption check may be delayed by up to fifteen days. If you wish to avoid this delay, you should consider the wire purchase method described under "How to Buy Shares."

INVOLUNTARY REDEMPTIONS

Each Fund has the right to redeem accounts with a current value of less than $500. If you actively participate in the Funds' Systematic Investment Plan your account will not be redeemed. Before redeeming your account, the Fund will mail you a notice of its intention to redeem and give you an opportunity to make an additional investment. If you do not make an additional investment within 60 days from the date the notice was mailed, your account will be redeemed.

SYSTEMATIC WITHDRAWAL PLAN

Each Fund has a Systematic Withdrawal Plan, which provides for voluntary automatic withdrawals of at least $50 monthly, quarterly, semiannually or annually. Deferred sales charges may apply to monthly redemptions. Confirmations for redemptions made under the Systematic Withdrawal Plan may be sent to you quarterly, rather than after each transaction. For further information about the Systematic Withdrawal Plan, contact your broker-dealer or sales representative.

REINVESTMENT PRIVILEGE

If you redeem your shares, you may reinvest the proceeds within 60 days without payment of an additional sales charge. If the shares you redeem are subject to a CDSC, that charge will be credited to your account. The reinvested shares will be subject to the same CDSC that would have applied to the original shares. For further information, contact your broker-dealer or sales representative.

CONTINGENT DEFERRED SALES CHARGES

If you redeem shares subject to a CDSC, your CDSC will be based on the value of the shares at the time of purchase or at the time of sale, whichever is less. The CDSC does not apply to shares acquired by reinvesting income dividends or capital gain distributions.

Unless instructed otherwise, the Funds will redeem shares in the following order:

    - Shares not subject to a CDSC and having a higher Rule 12b-1 fee will be redeemed first.

    - Shares not subject to a CDSC and having a lower Rule 12b-1 fee will be redeemed next.

    - Shares subject to a CDSC will be redeemed in the order purchased.

A CDSC is not imposed:

    - When a Fund exercises its right to liquidate accounts which are less than the minimum account size.

    - When shares are redeemed because of a shareholder's death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code (if satisfactory evidence is provided to the Fund).

    - With respect to Class B and H shares only, to an amount that represents, on an annual (non-cumulative) basis, up to 10% of the amount (at the time of the investment) of the shareholder's purchases.

    - With respect to Class B, H, and C shares, to qualified plan benefit distributions due to the participant's separation from service, loans or financial hardship (excluding IRAs, SEPs, and 403(b), 457, and Fortis KEY plans) upon a Fund's receipt from the plan's administrator or trustee of written instructions detailing the reason for the distribution.

If you exchange shares subject to a CDSC for shares of a different Fortis Fund, the transaction is not subject to a CDSC. However, when you redeem the shares acquired through the exchange, you will be treated as if no exchange took place for the purpose of determining the CDSC. In addition, a CDSC is not imposed at the time that Fund shares subject to a CDSC are exchanged for shares of Fortis Money Fund or at the time those Fortis Money Fund shares are re-exchanged for shares of any Fortis Fund subject to a CDSC. In each case, however, the shares acquired will remain subject to the CDSC that would have applied to the original Fund shares.

DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS

Each Fund declares a daily dividend from its net investment income and pays the dividend monthly. You will earn dividends starting the day after you purchase your shares. If you made a telephone purchase, you will earn dividends after payment is received. Any capital gains distributions are made annually. You will receive a confirmation after each dividend (or quarterly, at Advisers' option).

Dividend and capital gains distributions will be reinvested in additional Fund shares of the same class (at net asset value). However, you may request that dividends and/or capital gain distributions be sent to you in cash or reinvested (at net asset value) in shares of the same class of another Fortis Fund.

Dividends will be paid to you or reinvested on the last business day of each month at the net asset value. If your dividends are reinvested in other Fortis Funds, processing normally takes one business day. If you elect cash payment, a check will be mailed within five business days after the end of the month. If you withdraw your entire account, all dividends accrued will be paid at that time.

Prior to purchasing shares of a Fund, you should consider the impact of dividend or capital gains distributions which are expected to be announced or which have been announced but not paid. If you purchase shares shortly before the record date for such a distribution, you will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

TAX CONSIDERATIONS

Some of the common tax consequences of investing in the Funds are discussed below. Because everyone's tax situation is unique, be sure to consult your tax adviser.

TAXES ON DISTRIBUTIONS

Each Fund will distribute substantially all of its net income and capital gains to its shareholders. For most investors, these distributions will be taxable, whether paid in cash or reinvested.

Distributions paid from a Fund's net investment income are taxable as ordinary income. The Funds expect that their distributions will consist primarily of ordinary income. Distributions paid from the Fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares.

TAXES ON TRANSACTIONS

If you sell or exchange your Fund shares, you will have a taxable event that may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

Information about the tax status of each year's distributions will be mailed annually.

SHAREHOLDER INQUIRIES

You should direct your inquiries to your broker-dealer or sales representative or to the Funds at the telephone number or mailing address listed on the cover of this Prospectus. A $10 fee will be charged for copies of Annual Account Summaries older than the preceding year.

FUND MANAGEMENT
-------------------------------------------------------------------

INVESTMENT ADVISER

Fortis Advisers, Inc. ("Advisers") is the investment adviser for the Funds. Advisers also serves as the Funds' transfer agent and dividend agent. Advisers has been managing investment company portfolios since 1949. In addition to providing investment advice, Advisers is responsible for managing each Fund's business affairs, subject to the overall authority of the Board of Directors. Advisers' address is that of the Funds.

Each Fund pays Advisers a monthly fee for providing investment advisory services. During their most recent fiscal years, the Funds paid the following investment advisory fees to Advisers:

                                                                                         ADVISORY FEE
                                                                                           AS A % OF
                                                                                   AVERAGE DAILY NET ASSETS
                                                                                   -------------------------
U.S. Government Securities Fund..................................................                .71%
Strategic Income Fund............................................................                .80%*
High Yield Portfolio.............................................................                .72%

------------------------

* Because Strategic Income Fund has not operated for a full fiscal year, the contractual fee rate is provided in the table.

PORTFOLIO MANAGERS

U.S. GOVERNMENT SECURITIES FUND. Howard G. Hudson and Christopher J. Woods have managed the Fund since August 1995. Christopher J. Pagano joined the management team in March 1996.

STRATEGIC INCOME FUND. Howard G. Hudson, Maroun M. Hayek, Robert C. Lindberg, Christopher J. Pagano and Christopher J. Woods have managed the Fund since December 1997. Ho Wang joined the management team in July 1998.

HIGH YIELD PORTFOLIO. Howard G. Hudson, Maroun M. Hayek and Robert C. Lindberg have managed the Fund since August 1995. Ho Wang joined the management team in June 1998.

    - Mr. Hudson, an Executive Vice President and the Head of Fixed Income Investments of Advisers, has been managing debt securities for Fortis, Inc. since 1991. Mr. Hudson performs a supervisory function in the management of the Funds. The portfolio managers supervised by Mr. Hudson have primary responsibility for the Funds' investments in particular types of securities. Specifically, these individuals and their areas of responsibility are as follows: Mr. Lindberg, municipal securities; Mr. Hayek, corporate bonds; Mr. Pagano, treasury securities; Mr. Wang, non-investment grade securities; and Mr. Woods, mortgage-related securities and structured products.

    - Mr. Lindberg, a Vice President of Advisers, has been managing debt securities for Advisers since 1993.

    - Mr. Hayek, a Vice President of Advisers, has been managing debt securities for Fortis, Inc. since 1987.

    - Mr. Pagano, a Vice President of Advisers, has been involved in management of debt securities for Advisers since March 1996. Prior to that, Mr. Pagano was a Government Strategist for Merrill Lynch in New York, New York.

    - Mr. Wang, a Vice President of Advisers, has been managing non-investment grade fixed income securities since July 1998. From October 1995 to June 1998 Mr. Wang was a Senior Securities Analyst for Lord, Abbett & Co. in New York, New York. From April 1992 to October 1995 he was a portfolio manager for New York Life in New York, New York.

    - Mr. Woods, a Vice President of Advisers, has been managing debt securities for Fortis, Inc. since 1993.

The Funds' portfolio managers are located at One Chase Manhattan Plaza, New York, New York 10005.

MORE INFORMATION ON FUND OBJECTIVES, INVESTMENT
STRATEGIES AND RISKS
-------------------------------------------------------------------

OBJECTIVES

The Funds' objectives, which are described above under "The Funds," may be changed without shareholder approval.

INVESTMENT STRATEGIES

The principal investment strategies of the Funds are described above under "The Funds" and in more detail below. These are the strategies that Advisers believes are most likely to be important in trying to achieve the Funds' goals. Of course, there is no guarantee that any Fund will achieve its goal. You should be aware that each Fund may also use strategies and invest in securities that are not described below, but that are described in the Statement of Additional Information.

Each Fund's portfolio may change based upon factors such as the anticipated timing and magnitude of changes in interest rates and expectations concerning the future performance of the different asset categories. The decision to purchase a particular security for a Fund is based upon many factors, the most important of which are the characteristics of the security (interest rate, term, call provisions, etc.), the financial stability and managerial strength of the issuer of the security and diversification in the Fund.

U.S. GOVERNMENT SECURITIES FUND

U.S. Government Securities Fund invests primarily in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund invests in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The Fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies.

The Fund's investments in U.S. Treasury obligations may include U.S. Treasury inflation-protection securities. The principal amount of inflation-protection securities is adjusted for inflation, and interest payments are equal to a fixed percentage of this adjusted principal amount.

The Fund's investments in mortgage-backed securities include U.S. Government agency-backed collateralized mortgage obligations ("CMOs"). Some types of CMOs, such as interest-only classes ("IOs"), principal-only classes ("POs"), inverse floaters and accrual bonds, can be highly volatile in response to changing interest rates. The Fund will not invest more than 5% of its net assets in any one of these types of securities or more than 10% of its net assets collectively in IOs, POs, inverse floaters and accrual bonds.

The Fund also may invest in zero coupon obligations of the U.S. Government and its agencies. Because these obligations do not pay interest currently, their prices can be highly volatile as interest rates rise and fall.

To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers and other institutions.

STRATEGIC INCOME FUND

Strategic Income Fund invests primarily in the following three sectors:

    - U.S. GOVERNMENT SECURITIES. The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies.

    - INVESTMENT GRADE AND HIGH YIELD HIGH RISK FIXED-INCOME SECURITIES OF FOREIGN GOVERNMENTS AND COMPANIES. The Fund invests in fixed-income securities issued by foreign governments and companies. The Fund's foreign government investments include securities issued by (a) governments and their agencies; (b) government-related issuers; and (c) supranational organizations, such as the World Bank, The European Economic Community, The Asian Development Bank and The European Coal and Steel Community. The Fund may also invest in fixed-income securities and commercial paper issued by foreign companies, and certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, foreign banks or U.S. branches of foreign banks. These securities may be either investment grade or non-investment grade, or they may be unrated securities that Advisers believes offer yields and risks comparable to rated securities. Strategic Income Fund's investments in foreign securities may include investments in emerging markets.

    The Fund will not invest 25% or more of its total assets in government securities of any single foreign country.

    - HIGH YIELD HIGH RISK DOMESTIC SECURITIES. The Fund invests in non-investment grade fixed-income securities issued by U.S. issuers. These securities are sometimes referred to as "junk bonds" or "high yield" securities. The Fund also may invest in unrated fixed income securities that Advisers believes offer yields and risks comparable to non-investment grade rated securities.

Under normal circumstances, the Fund will invest at least 65% of its total assets in these three sectors (exclusive of collateral received in connection with securities lending). The Fund generally will have no more than 50% of its total assets invested in any one sector.

Strategic Income Fund's investments in U.S. Government securities include those securities described above under "U.S. Government Securities Fund." However, the Fund can invest to a slightly greater extent than U.S. Government Securities Fund in IOs, POs, inverse floaters and accrual bonds. Strategic Income Fund can invest up to 7.5% of its net assets in any one of these types of securities and up to 15% of its net assets collectively in IOs, POs, inverse floaters and accrual bonds.

Strategic Income Fund's investments in high yield securities include payment-in-kind bonds and zero coupon bonds. The market prices for these securities are affected to a greater extent by interest rate changes and are more volatile than market prices of securities that pay interest periodically and in cash.

Strategic Income Fund may invest in securities rated as low as Caa by Moody's or CCC by Standard & Poor's. In addition, up to 10% of the Fund's total assets may be invested in "non-performing" securities rated lower than Caa or CCC. The Fund also may invest in unrated securities which Advisers believes are of comparable quality to those rated within the foregoing categories.

To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers and other institutions.

In an attempt to respond to adverse market, economic, political or other conditions, Strategic Income Fund may invest without limit in investment grade debt securities, commercial paper, U.S. Government obligations and bank obligations. These investments may result in a lower yield than would be available from investments with a lower quality or longer term, and may prevent the Fund from achieving its investment objective.

HIGH YIELD PORTFOLIO

High Yield Portfolio invests primarily in a portfolio of non-investment grade fixed-income securities, also referred to as "high yield" securities or "junk bonds."

The Fund may invest without limitation in securities rated as low as Caa by Moody's or CCC by Standard & Poor's. In addition, up to 10% of the Fund's total assets may be invested in "non-performing" securities rated lower than Caa or CCC. The Fund also may invest in unrated securities which Advisers believes are of comparable quality to those rated within the foregoing categories.

High Yield Portfolio's investments may include payment-in-kind bonds and zero coupon bonds. The market prices for these securities are affected to a greater extent by interest rate changes and are more volatile than market prices of securities that pay interest periodically and in cash. High Yield Portfolio also may invest in U.S. Government agency-backed CMOs (see "U.S. Government Securities Fund" above), including the more volatile IOs, POs, inverse floaters and accrual bonds. High Yield Portfolio can invest up to 7.5% of its net assets in any one of these types of securities and up to 15% of its net assets collectively in IOs, POs, inverse floaters and accrual bonds.

To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers and other institutions.

In an attempt to respond to adverse market, economic, political or other conditions, High Yield Portfolio may invest without limit in investment grade debt securities, commercial paper, U.S. Government obligations and bank obligations. These investments may result in a lower yield than would be available from investments with a lower quality or longer term, and may prevent the Fund from achieving its investment objective.

PORTFOLIO TURNOVER

U.S. Government Securities Fund frequently trades securities held for a relatively short period of time in an attempt to achieve its investment objective. In addition, High Yield Portfolio and Strategic Income Fund, while they generally do not invest or trade for short-term profits, are actively managed and the portfolio managers may trade securities frequently. As a result, each Fund may, from time to time, have an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading also may increase the amount of commissions or mark-ups to broker-dealers that a Fund pays when it buys and sells securities. The "Financial Highlights" section of this Prospectus shows each Fund's historical portfolio turnover rate.

PRINCIPAL RISKS

The principal risks of investing in the Funds, which are listed above under "The Funds," are discussed in more detail here. Please remember, you may lose money if you invest in the Funds.

    - INTEREST RATE RISK. Debt securities in the Funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer term debt securities are generally more sensitive to interest rate changes. In addition, certain Fund investments may be highly volatile in response to changing interest rates. These investments include IOs, POs, inverse floaters, accrual bonds, payment-in-kind bonds and zero-coupon obligations.

    - CREDIT OR DEFAULT RISK. Each Fund is subject to the risk that the issuers of debt securities held by the Fund will not make payments on the securities or that the other party to a contract (such as a securities lending agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and the shares of the Fund. Also, a change in the credit quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell. When a Fund purchases unrated securities, it will depend on Advisers' analysis of credit risk more heavily than usual.

    - CALL RISK. Many corporate bonds may be redeemed ("called") at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Funds are subject to the possibility that during periods of falling interest rates, a bond issuer will call its bonds. A Fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

    - PREPAYMENT RISK. Because U.S. Government Securities Fund and Strategic Income Fund may invest significantly in mortgage-related securities, each of these Funds may be subject to prepayment risk. Prepayment risk is the risk that falling interest rates could cause prepayments of mortgage-related securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying these securities. The Fund must reinvest the prepayments at a time when interest rates on new mortgage investments are falling, reducing the income of the Fund. In addition, when interest rates fall, prices on mortgage-related securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in mortgage prepayments.

    - EXTENSION RISK. Mortgage-related securities also are subject to extension risk, which is the risk that rising interest rates could cause homeowners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-related securities. This would, in effect, convert a short- or medium-duration mortgage-related security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline. Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%.

    - RISKS OF SECURITIES LENDING. When a Fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

    - RISKS OF FOREIGN SECURITIES. Strategic Income Fund's principal investment strategies include investing in foreign securities. Foreign investing involves risks not typically associated with U.S. investing. The Fund may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Other risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation. Strategic Income Fund may invest in emerging markets, where the risks of foreign investing are higher. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

    - RISKS OF HIGH YIELD HIGH RISK SECURITIES. High Yield Portfolio invests primarily in non-investment grade fixed income obligations, and a significant portion of Strategic Income Fund's portfolio may consist of such obligations. Non-investment grade obligations are commonly referred to as "high yield" securities or "junk bonds." Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. In addition, the secondary trading market may be less liquid. High yield securities generally have more volatile prices and carry more risk to principal than investment grade securities. High Yield Portfolio and Strategic Income Fund may invest without limitation in securities rated as low as Caa by Moody's, CCC by Standard & Poor's or comparably rated by another rating agency, or in unrated securities which Advisers determines to be of comparable quality. In addition, each of these Funds may invest up to 10% of its total assets in "non-performing" securities rated lower than these categories (or, if unrated, determined to be of comparable quality by Advisers). Securities in the Caa/CCC rating category are considered to be of poor standing and are predominantly speculative. These securities may be in default, or there may be present elements of danger with respect to the payment of principal or interest. "Non-performing" securities are highly speculative.

    - YEAR 2000 ISSUES. Like other mutual funds and financial and business organizations around the world, the Funds could be adversely affected if the computer systems used by Fortis Funds, Advisers and other service providers and entities with computer systems that are linked to Fortis Funds' records do not properly process and calculate date-related information and data from and after January 1, 2000. The Funds and Advisers and its affiliates are taking steps that they believe are reasonably designed to address year 2000 issues with respect to the computer systems they use and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's other major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. In addition, the prices of securities in which the Funds invest could be adversely affected by year 2000 problems experienced by the issuers of those securities.

    - MANAGEMENT RISK. The Funds are actively managed by professionals with extensive money management experience and expertise. The performance of the Funds will reflect in part the ability of Advisers to select securities which are suited to achieving the Funds' investment objectives. Due to their active management, the Funds could underperform other mutual funds with similar investment objectives or the market generally.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------

The tables that follow present performance information about each class of shares of the Funds. This information is intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Some of this information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned or lost on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

This information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                        SEVEN-MONTH
                                                                                                          PERIOD     YEAR ENDED
                                                    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED     ENDED       DECEMBER
U.S. GOVERNMENT SECURITIES FUND                      JULY 31,     JULY 31,     JULY 31,     JULY 31,     JULY 31,       31,
--------------------------------------------------  ----------   ----------   ----------   ----------   ----------   ----------
CLASS E SHARES                                         1998         1997         1996         1995       1994***        1993
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............     $9.16        $8.87        $9.02        $9.03        $9.87        $9.86
-------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net.........................       .52          .54          .60          .67          .42          .75
  Net realized and unrealized gains (losses) on
   investments....................................       .14          .32         (.15)        (.01)        (.84)         .05
-------------------------------------------------------------------------------------------------------------------------------
Total from operations.............................       .66          .86          .45          .66         (.42)         .80
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net....................      (.52)        (.54)        (.60)        (.67)        (.42)        (.75)
  From net realized gains.........................        --           --           --           --           --         (.04)
  Excess distributions of net realized gains......        --         (.03)          --           --           --           --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders...............      (.52)        (.57)        (.60)        (.67)        (.42)        (.79)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period....................     $9.30        $9.16        $8.87        $9.02        $9.03        $9.87
-------------------------------------------------------------------------------------------------------------------------------
Total return*.....................................      7.42%       10.07%        5.08%        7.71%       (4.29)%       8.31%
Net assets end of period (000s omitted)...........  $285,060     $324,643     $388,006     $470,597     $555,275     $641,977
Ratio of expenses to average daily net assets.....       .79%         .81%         .81%         .77%         .77%**       .76%
Ratio of net investment income to average daily
 net assets.......................................      5.62%        6.08%        6.59%        7.51%        7.72%**      7.43%
Portfolio turnover rate...........................       118%         161%          75%          76%          85%         157%
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                               CLASS A                               CLASS B
                 ------------------------------------   ---------------------------------
                                           YEAR ENDED JULY 31,
U.S. GOVERNMENT  ------------------------------------------------------------------------
SECURITIES FUND   1998     1997     1996      1995+      1998     1997    1996    1995+
-----------------------------------------------------------------------------------------
Net asset
 value,
 beginning of
 period........    $9.16    $8.87    $9.02   $8.63        $9.14   $8.86   $9.02  $8.63
-----------------------------------------------------------------------------------------
Operations:
  Investment
   income -
   net.........      .50      .52      .58     .46          .43     .46     .51    .41
  Net realized
   and
   unrealized
   gains
   (losses) on
 investments...      .14      .32     (.15)    .39          .14     .31    (.15)   .39
-----------------------------------------------------------------------------------------
Total from
 operations....      .64      .84      .43     .85          .57     .77     .36    .80
-----------------------------------------------------------------------------------------
Distribution to
 shareholders:
  From
   investment
   income -
   net.........     (.50)    (.52)    (.58)   (.46)        (.43)   (.47)   (.52)  (.41)
  From net
   realized
   gains.......       --       --       --      --           --      --      --     --
  Excess
  distributions
   of net
   realized
   gains.......       --     (.03)      --      --           --    (.02)     --     --
-----------------------------------------------------------------------------------------
Total
 distributions
 to
shareholders...     (.50)    (.55)    (.58)   (.46)        (.43)   (.49)   (.52)  (.41)
-----------------------------------------------------------------------------------------
Net asset
 value, end of
 period........    $9.30    $9.16    $8.87   $9.02        $9.28   $9.14   $8.86  $9.02
-----------------------------------------------------------------------------------------
Total
 return*.......     7.14%    9.77%    4.78%  10.07%        6.40%   8.95%   4.00%  9.47%
Net assets end
 of period
 (000s
 omitted)......  $52,439  $59,128  $67,707  $4,909      $ 3,161  $2,826  $2,314  $ 483
Ratio of
 expenses to
 average daily
 net assets....     1.04%    1.06%    1.06%   1.02%**      1.79%   1.81%   1.81%  1.77%**
Ratio of net
 investment
 income to
 average daily
 net assets....     5.37%    5.83%    6.34%   7.00%**      4.62%   5.07%   5.59%  6.24%**
Portfolio
 turnover
 rate..........      118%     161%      75%     76%         118%    161%     75%    76%
-----------------------------------------------------------------------------------------

---------------
                                      CLASS C                                             CLASS H
                 -------------------------------------------------   -------------------------------------------------
                                                          YEAR ENDED JULY 31,
U.S. GOVERNMENT  -----------------------------------------------------------------------------------------------------
SECURITIES FUND     1998         1997         1996        1995+         1998         1997         1996        1995+
---------------
Net asset
 value,
 beginning of
 period........       $9.13        $8.85        $9.01      $8.63          $9.14        $8.86        $9.02      $8.63
---------------
Operations:
  Investment
   income -
   net.........         .43          .46          .51        .41            .43          .46          .51        .41
  Net realized
   and
   unrealized
   gains
   (losses) on
 investments...         .14          .31         (.15)       .38            .14          .31         (.15)       .39
---------------
Total from
 operations....         .57          .77          .36        .79            .57          .77          .36        .80
---------------
Distribution to
 shareholders:
  From
   investment
   income -
   net.........        (.43)        (.47)        (.52)      (.41)          (.43)        (.47)        (.52)      (.41)
  From net
   realized
   gains.......          --           --           --         --             --           --           --         --
  Excess
  distributions
   of net
   realized
   gains.......          --         (.02)          --         --             --         (.02)          --         --
---------------
Total
 distributions
 to
shareholders...        (.43)        (.49)        (.52)      (.41)          (.43)        (.49)        (.52)      (.41)
---------------
Net asset
 value, end of
 period........       $9.27        $9.13        $8.85      $9.01          $9.28        $9.14        $8.86      $9.02
---------------
Total
 return*.......        6.41%        8.96%        4.00%      9.35%          6.40%        8.94%        4.00%      9.47%
Net assets end
 of period
 (000s
 omitted)......  $    1,267   $    1,444   $    1,057   $    326     $   10,816   $   10,637   $   10,120   $  4,823
Ratio of
 expenses to
 average daily
 net assets....        1.79%        1.81%        1.81%      1.77%**        1.79%        1.80%        1.81%      1.77%**
Ratio of net
 investment
 income to
 average daily
 net assets....        4.62%        5.07%        5.59%      6.24%**        4.62%        5.08%        5.52%      6.24%**
Portfolio
 turnover
 rate..........         118%         161%          75%        76%           118%         161%          75%        76%
---------------

  * These are the Fund's total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
 ** Annualized.
*** Effective July 31, 1994, the Fund changed its fiscal year-end to July 31
    (previously December 31).
  + For the period from November 14, 1994 (commencement of operations) to July
    31, 1995.

-----------------------------------------------------------------------------------------------------
                                                               PERIOD ENDED JULY 31, 1998
                                                    -------------------------------------------------
STRATEGIC INCOME FUND                                CLASS A+     CLASS B+     CLASS C+     CLASS H+
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............     $9.98        $9.98        $9.98        $9.98
-----------------------------------------------------------------------------------------------------
Operations:
  Investment income - net.........................       .42          .38          .38          .38
  Net realized and unrealized gains on
   investments....................................       .07          .07          .07          .07
-----------------------------------------------------------------------------------------------------
Total from operations.............................       .49          .45          .45          .45
-----------------------------------------------------------------------------------------------------
Distribution to shareholders:
  From investment income - net....................      (.42)        (.38)        (.38)        (.38)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period....................    $10.05       $10.05       $10.05       $10.05
-----------------------------------------------------------------------------------------------------
Total return**....................................      4.77%        4.31%        4.35%        4.35%
Net assets end of period (000s omitted)...........  $ 22,422         $398         $194         $355
Ratio of expenses to average daily net assets++...      1.10%*       1.85%*       1.85%*       1.85%*
Ratio of net investment income to average daily
 net assets++.....................................      6.22%*       5.73%*       5.73%*       5.73%*
Portfolio turnover rate...........................       136%         136%         136%         136%
-----------------------------------------------------------------------------------------------------

 + For the period from December 1, 1997 (commencement of operations) to July 31,
   1998.
++ Advisers has voluntarily undertaken to limit annual expenses for the Fund
   (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.10% of average daily net assets for Class A shares and 1.85% for Classes B, C, and H. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.39% and 5.93% for Class A, 2.14% and 5.44% for Class B, 2.14% and 5.44% for Class C, and 2.14% and 5.44 for Class H, respectively.
 * Annualized.
** These are the Fund's total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                               YEAR ENDED JULY 31,                  YEAR ENDED OCTOBER 31,
----------------------------------------  -------------------------------------   ----------------------------------
CLASS A SHARES                               1998         1997        1996++         1995        1994        1993
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....       $7.83        $7.56       $7.61          $7.90       $8.65       $8.00
--------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net...............         .73          .76         .56            .86         .86         .87
  Net realized and unrealized gain
   (loss) on investments................        (.40)         .28        (.04)          (.25)       (.72)        .68
--------------------------------------------------------------------------------------------------------------------
Total from operations...................         .33         1.04        (.52)           .61         .14        1.55
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net..........        (.75)        (.75)       (.55)          (.86)       (.89)       (.89)
  Excess distributions of net realized
   gains................................          --         (.02)       (.02)          (.04)         --        (.01)
--------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.....        (.75)        (.77)       (.57)          (.90)       (.89)       (.90)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period..........       $7.41        $7.83       $7.56          $7.61       $7.90       $8.65
--------------------------------------------------------------------------------------------------------------------
Total return@...........................        4.31%       14.51%       6.98%          8.07%       1.48%      20.33%
Net assets at end of period (000's
 omitted)...............................  $  113,549   $  123,115    $109,401     $  113,268   $  98,611   $  73,395
Ratio of expenses to average daily net
 assets.................................        1.17%        1.19%       1.21%*         1.25%       1.23%       1.29%
Ratio of net investment income to
 average daily net assets...............        9.46%        9.84%       9.87%*        10.61%      10.18%      10.43%
Portfolio turnover rate.................         214%         331%        146%           101%         63%         95%
--------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                               CLASS B                                       CLASS C
                             --------------------------------------------   -----------------------------------------
                                                               YEAR ENDED JULY 31,
                             ----------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO           1998        1997       1996++      1995+       1998       1997      1996++     1995+
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
 of period.................    $7.83       $7.56       $7.60      $7.87      $7.82      $7.55      $7.59      $7.87
---------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income -
   net.....................      .68         .71         .53        .78        .68        .71        .53        .78
  Net realized and
   unrealized gains
   (losses) on
   investments.............     (.40)        .28        (.04)      (.23)      (.40)       .28       (.04)      (.24)
---------------------------------------------------------------------------------------------------------------------
Total from operations......      .28         .99         .49        .55        .28        .99        .49        .54
---------------------------------------------------------------------------------------------------------------------
Distribution to
 shareholders:
  From investment income -
   net.....................     (.70)       (.70)       (.51)      (.78)      (.70)      (.70)      (.51)      (.78)
  Excess distributions of
   net realized gains......       --        (.02)       (.02)      (.04)        --       (.02)      (.02)      (.04)
---------------------------------------------------------------------------------------------------------------------
Total distributions to
 shareholders..............     (.70)       (.72)       (.53)      (.82)      (.70)      (.72)      (.53)      (.82)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period....................    $7.41       $7.83       $7.56      $7.60      $7.40      $7.82      $7.55      $7.59
---------------------------------------------------------------------------------------------------------------------
Total return@..............     3.67%      13.80%       6.62%      7.25%      3.67%     13.82%      6.63%      7.12%
Net assets at end of period
 (000s omitted)............  $28,935     $20,388     $12,067     $7,530     $8,641     $7,037     $3,378     $2,180
Ratio of expenses to
 average daily net
 assets....................     1.82%       1.83%       1.86%*     1.90%*     1.82%      1.83%      1.86%*     1.90%*
Ratio of net investment
 income to average daily
 net assets................     8.81%       9.24%       9.20%*     9.66%*     8.81%      9.26%      9.21%*     9.83%*
Portfolio turnover rate....      214%        331%        146%       101%       214%       331%       146%       101%
---------------------------------------------------------------------------------------------------------------------

---------------------------
                                                CLASS H
                             ---------------------------------------------
                                          YEAR ENDED JULY 31,
                             ---------------------------------------------
HIGH YIELD PORTFOLIO           1998        1997       1996++       1995+
---------------------------
Net asset value, beginning
 of period.................    $7.82       $7.55       $7.60       $7.87
---------------------------
Operations:
  Investment income -
   net.....................      .68         .71         .52         .78
  Net realized and
   unrealized gains
   (losses) on
   investments.............     (.40)        .28        (.04)       (.23)
---------------------------
Total from operations......      .28         .99         .48         .55
---------------------------
Distribution to
 shareholders:
  From investment income -
   net.....................     (.70)       (.70)       (.51)       (.78)
  Excess distributions of
   net realized gains......       --        (.02)       (.02)       (.04)
---------------------------
Total distributions to
 shareholders..............     (.70)       (.72)       (.53)       (.82)
---------------------------
Net asset value, end of
 period....................    $7.40       $7.82       $7.55       $7.60
---------------------------
Total return@..............     3.67%      13.82%       6.48%       7.25%
Net assets at end of period
 (000s omitted)............  $72,415     $63,789     $39,133     $23,862
Ratio of expenses to
 average daily net
 assets....................     1.82%       1.83%       1.86%*      1.90%*
Ratio of net investment
 income to average daily
 net assets................     8.81%       9.23%       9.21%*      9.81%*
Portfolio turnover rate....      214%        331%        146%        101%
---------------------------

 * Annualized.
 @ These are the Fund's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
 + For the period from November 14, 1994 (commencement of operations) to October
   31, 1995.
++ For the nine-month period ended July 31, 1996. Effective July 31, 1996, the Fund changed its fiscal year-end to July 31 (previously October 31).

FORTIS-SM-
                           ACCOUNT APPLICATION

                           Complete this application to open a new Fortis
                           account or to add services to an existing Fortis
Mail to:                   account. For personal service, please call your
FORTIS MUTUAL FUNDS        investment professional or Fortis customer service
CM-9614                    at 1-800-800-2000, ext. 3012. Submission of an
St. Paul, MN 55170-9614    incomplete application may cause processing delays.

                           DO NOT USE TO OPEN A FORTIS IRA, SEP, 403(B) OR FORTIS MONEY FUND ACCOUNT.

________________________________________________________________________________
 1    ACCOUNT INFORMATION
________________________________________________________________________________

Please provide the information requested below:

/ /INDIVIDUAL: Please print your name, Social Security number, U.S. citizen status.

/ /JOINT TENANT: List all names, one Social Security number, one U.S. citizen status.

/ /UNIFORM GIFT/TRANSFER TO MINORS: Provide name of custodian (ONLY ONE) and minor, minor's Social Security number, minor's U.S. citizen status and date of birth of minor.

/ /TRUST: List trustee and trust title, including trust date, trust's Taxpayer
   ID number; also include a photocopy of the first and last page of the trust agreement.

/ /CORPORATION, ASSOCIATION, PARTNERSHIP: Include full name, Taxpayer ID number.

/ /FORTIS KEY PLAN: Include Social Security number.

/ /QUALIFIED PLAN: Include name of Plan and trustee, Plan's Taxpayer ID number.

/ / OTHER: _____________________________________________________________________

---------------------------------------------------------------
Owner (Individual, 1st Joint Tenant, Custodian, Trustee) (Please print)

------------------------------------------------------------------------
Owner (2nd Joint Tenant, Minor, Trust Name) (Please print)

------------------------------------------------------------------------
Additional information, if needed

------------------------------------------------------------------------
Street address

------------------------------------------------------------------------
City                                            State            Zip

------------------------------------------------------------------------
Social Security number (Taxpayer ID)

(     )
---------------------------------------------------------------
Daytime phone                       Date of birth
                                    (Uniform Gift/Transfer to Minors)
Date of Trust (if applicable) __________________________________________________
Are you a U.S. citizen?  / / Yes   / / No
If no, country of permanent residence __________________________________________

95749 (11/98)
________________________________________________________________________________
 2    TRANSFER ON DEATH
________________________________________________________________________________

Please indicate the Primary Beneficiary with "PB" after the beneficiary(ies) name(s). Indicate Contingent Beneficiary with "CB." Indicate Lineal Descendant Per Stirpes with "LDPS" if you want ownership to pass to the legal heirs of the primary beneficiary in the event a designated beneficiary dies before the account owner.

TOD IS ONLY AVAILABLE FOR INDIVIDUAL AND JOINT TENANTS (JTWROS) ACCOUNTS.

BENEFICIARY(IES):

Name _____________________________ SS# _________________________________________
Name _____________________________ SS# _________________________________________
Name _____________________________ SS# _________________________________________

________________________________________________________________________________
 3    INVESTMENT ACCOUNT
________________________________________________________________________________

A. PHONE ORDERS

Was order previously phoned in? If yes, date ___________________________________
Confirmation # ___________________________ Account # ___________________________

FOR PHONE ORDERS, CHECK MUST BE MADE PAYABLE TO FORTIS INVESTORS

B. MAIL-IN ORDERS

Check enclosed for $____________________________. (MADE PAYABLE TO FORTIS FUNDS)
                                                             MUST INDICATE CLASS

  1)    ---------    $    -----------         A / / B / / C / / H / /
        Fund Name         Amount or %               Class
  2)                 $                        A / / B / / C / / H / /
        ---------         -----------
        Fund Name         Amount or %               Class
  3)                 $                        A / / B / / C / / H / /
        ---------         -----------
        Fund Name         Amount or %               Class
  4)                 $                        A / / B / / C / / H / /
        ---------         -----------
        Fund Name         Amount or %               Class
  5)                 $                        A / / B / / C / / H / /
        ---------         -----------
        Fund Name         Amount or %               Class

________________________________________________________________________________
 4    EXEMPTION FROM SALES CHARGE
________________________________________________________________________________

CHECK IF APPLICABLE (for net asset value purchases):

/ / I am a member of one of the categories of persons who are exempt from the sales charge. I qualify for exemption from the sales charge because _______.

/ / I was (within the past 60 days) the owner of a fixed annuity contract not deemed a security or a shareholder of an unrelated mutual fund with a front-end and/or deferred sales charge. I have attached the mutual fund/insurance check (or copy of the redemption confirmation/surrender form).

The Fortis logo and Fortis-SM- are servicemarks of Fortis AMEV and Fortis AG

________________________________________________________________________________
 5    SIGNATURE & CERTIFICATION
________________________________________________________________________________

I have received and read each appropriate fund prospectus and understand that its terms are incorporated by reference into this application. I am of legal age and legal capacity.

I understand that this application is subject to acceptance by Fortis Investors, Inc.

I CERTIFY, UNDER PENALTIES OF PERJURY, THAT:

(1) THE SOCIAL SECURITY NUMBER OR TAXPAYER ID NUMBER PROVIDED IS CORRECT; AND (CROSS OUT THE FOLLOWING IF NOT TRUE)

(2) THAT THE IRS HAS NEVER NOTIFIED ME THAT I AM SUBJECT TO 31% BACKUP WITHHOLDING, OR HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO SUCH BACKUP WITHHOLDING.

Each person signing on behalf of any entity represents that his or her actions are authorized. It is agreed that all Fortis Funds, Fortis Investors, Fortis Advisers and their officers, directors, agents and employees will not be liable for any loss, liability, damage or expense for relying upon this application or any instruction believed genuine.

IF YOU ARE NOT SIGNING AS AN INDIVIDUAL, STATE YOUR TITLE OR CAPACITY (INCLUDE APPROPRIATE DOCUMENTS VERIFYING YOUR CAPACITY).

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

AUTHORIZED SIGNATURE(S)

X
---------------------------------------------------------------
     Owner, Custodian, Trustee                                  Date

X
---------------------------------------------------------------
     Joint Owner, Trustee                                       Date
________________________________________________________________________________
 6    DEALER/REPRESENTATIVE INFORMATION
________________________________________________________________________________
--------------------------------------------------
Representative's name (please print)

------------------------------------------------------------------------
Name of Broker/Dealer

------------------------------------------------------------------------
Branch Office address

------------------------------------------------------------------------
Representative's signature

                                    (     )
------------------------------------------------------------------------

Representative's number                 Representative's Phone Number

------------------------------------------------------------------------
AUTHORIZED SIGNATURE OF BROKER/DEALER
________________________________________________________________________________
 7    DISTRIBUTION OPTIONS
________________________________________________________________________________

If no option is selected, all distributions will be reinvested in the same Fortis fund(s) selected above. Please note that distributions can only be reinvested in the SAME CLASS.

/ / Reinvest dividends and capital gains
/ / Dividends in cash and reinvest capital gains (See Section 9 for payment options.)
/ / Dividends and capital gains in cash (See Section 9 for payment options.)
/ / Distributions into another Fortis fund (must be SAME CLASS).
    ____________________________________________________________________________
             Fund Name             Fund/Account # (if existing account)
________________________________________________________________________________
 8    SYSTEMATIC EXCHANGE PROGRAM
________________________________________________________________________________

Fortis' Systematic Transfer Program allows you to transfer money from any Fortis fund, in which you have a current balance of at least $1,000, into any other Fortis fund (maximum of three), on a monthly basis. The minimum amount for each transfer is $50. Generally, transfers between funds must be within the SAME CLASS. See prospectus for details.
------------------------------------------------------------------------
Fund from which shares will be exchanged:             Effective Date

FUND(S) TO RECEIVE INVESTMENT(S):

--------------------------------------------------------------------------------
                  Fund                           Amount to invest monthly
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

________________________________________________________________________________
 9    WITHDRAWAL OPTIONS
________________________________________________________________________________

A. CASH DIVIDENDS

PLEASE FORWARD THE PAYMENT TO:

  / /   My Bank. (Please complete Bank Information in
        Section D, and choose one option below. Payment will be sent via U.S. Mail if neither option is checked.)

                / / Via U.S. Mail
                / / Via ACH (electronic transfer)

  / /   My address of record.

B. SYSTEMATIC WITHDRAWAL PLAN

Please consult your financial or tax adviser before electing a Systematic Withdrawal Plan.

Please redeem shares from my Fortis ______________________________________ Fund, account number _______________________ in the amount of $______________________.

Effective Withdrawal Date __________________

FREQUENCY:    / / Monthly                 / / Semi-Annually
              / / Quarterly               / / Annually

PLEASE FORWARD THE PAYMENT TO:

  / /   My Bank. (Please complete Bank Information in
        Section D, and choose one option below. Payment will be sent via U.S. Mail if neither option is checked.)

                / / Via U.S. Mail
                / / Via ACH (electronic transfer)

  / /   My address of record.

C. TELEPHONE OPTIONS

/ / TELEPHONE EXCHANGE. All exchanges must be into accounts having the identical registration-ownership. All authorized signatures listed in Section 5 (or your registered representative with shareholder consent) can make telephone transfers.
/ / TELEPHONE REDEMPTION ($25,000 LIMIT AND NOT AVAILABLE FOR QUALIFIED PLANS)
    This option allows all authorized signatures in Section 5 (or your registered representative with shareholder consent) to redeem up to $25,000 from your Fortis account.

PLEASE FORWARD THE PAYMENT TO:

  / /   My Bank. (Please complete Bank Information in
        Section D, and choose one option below. Payment will be sent via U.S. Mail if neither option is checked.)

                / / Via U.S. Mail
                / / Via ACH (electronic transfer)

  / /   My address of record.

(WITHDRAWAL OPTIONS, CONTINUED)

D. BANK INFORMATION

I request Fortis Financial Group (FFG) to pay sums due me by crediting my bank account in the form of electronic entries. This authorization will remain in effect until I notify FFG.

TYPE OF ACCOUNT:    / / Checking    / / Savings
Bank name ______________________________________________________________________
Address ________________________________________________________________________
City, State, Zip _______________________________________________________________
Name of bank account ___________________________________________________________
Bank account number ____________________________________________________________
Bank transit number ____________________________________________________________
Bank phone number ______________________________________________________________
ATTACH A VOIDED CHECK FROM YOUR BANK CHECKING ACCOUNT
________________________________________________________________________________
 10    REDUCED FRONT-END SALES CHARGES
________________________________________________________________________________

A. RIGHT OF ACCUMULATION

/ / I own shares of more than one fund in the Fortis Family of Funds, which may entitle me to a reduced sales charge.

--------------------------------------------------------------------------------
Name on account                           Account number

--------------------------------------------------------------------------------
Name on account                           Account number

--------------------------------------------------------------------------------
Name on account                           Account number

B. STATEMENT OF INTENT

I agree to invest $_________ over a 13-month period beginning ____________ (not more than 90 days prior to this application). I understand that an additional sales charge must be paid if I do not complete my purchase.
________________________________________________________________________________
 11    PRIVILEGED ACCOUNT SERVICE
________________________________________________________________________________

Fortis' Privileged Account Service systematically rebalances your funds back to your original specifications ($10,000 minimum per account). All funds must be within the SAME CLASS.

Frequency:          / / quarterly         / / semi-annually         / / annually

            Fund Selected          Percentage
              (up to 5)             (whole %)
1)
      -------------------------  ---------------
2)
      -------------------------  ---------------
3)
      -------------------------  ---------------
4)
      -------------------------  ---------------
5)
      -------------------------  ---------------

________________________________________________________________________________
 12    SUITABILITY
________________________________________________________________________________

NOTE: Must be completed with each fund application unless you provide suitability information to your broker/dealer on a different form.

State In Which Application Was Signed ______________________________________

--------------------------------------------------------------------------------
Employer
--------------------------------------------------------------------------------
Business Address
--------------------------------------------------------------------------------
City, State, ZIP

--------------------------------------------------------------------------------
Occupation                                                        Age (optional)

Is customer associated with or employed by another
NASD member?    / / Yes      / / No

--------------------------------------------------------------------------------
Please mark one box under                                      ESTIMATED
ESTIMATED ANNUAL INCOME             ESTIMATED                     NET
and one box under                    ANNUAL                      WORTH
ESTIMATED NET WORTH                  INCOME                  (Exclusive of
                                  (All Sources)            Family Residence)
--------------------------------------------------------------------------------
under $10,000
--------------------------------------------------------------------------------
$10,000 - $25,000
--------------------------------------------------------------------------------
$25,000 - $50,000
--------------------------------------------------------------------------------
$50,000 - $100,000
--------------------------------------------------------------------------------
$100,000 - $500,000
--------------------------------------------------------------------------------
$500,000 - $1,000,000
--------------------------------------------------------------------------------
Over $1,000,000
--------------------------------------------------------------------------------
Declined
--------------------------------------------------------------------------------

Source of Funds
--------------------------------------------------------------------------------

ESTIMATED FEDERAL TAX BRACKET

/ / 15%          / / 28%          / / 31%          / / 33%          / / Declined

INVESTMENT OBJECTIVES

/ / Growth (long-term capital appreciation)

/ / Income (cash generating)

/ / Tax-free Income

/ / Diversification

/ / Other (please specify) _________________________________________

Did you use a Fortis Asset Allocation model? / / Yes / / No
________________________________________________________________________________
 13    SYSTEMATIC INVESTMENT PLAN
________________________________________________________________________________

Complete the Automated Clearing House (ACH) Authorization Agreement Form in the prospectus and attach a VOIDED check from your bank checking account. These plans may be established for as little as $25.
________________________________________________________________________________
 14    OTHER SPECIAL INSTRUCTIONS
________________________________________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FORTIS FINANCIAL GROUP                                                FORTIS-SM-
Fortis Advisers, Inc. (fund management since 1949)
Fortis Investors, Inc. (principal underwriter, member NASD, SIPC)
Fortis Benefits Insurance Company & Fortis Insurance Company
P.O. Box 64284 St. Paul, MN 55164-0284 (800) 800-2000
http://www.ffg.us.fortis.com
                          FORTIS MUTUAL FUND
        AUTOMATED CLEARING HOUSE (ACH) AUTHORIZATION AGREEMENT

Please complete each section below to establish ACH capability to your Fortis Mutual Fund Account.
For personal service, please call your investment professional or Fortis at (800) 800-2000, extension 3012.
For investment options, complete sections 1, 2, 3. For withdrawal, complete sections 1, 2, 4, 5.

________________________________________________________________________________
 1     FORTIS ACCOUNT INFORMATION
________________________________________________________________________________

Account Registration:
________________________________________________________________________________
Owner (Individual, 1st Joint Tenant, Custodian, Trustee)
________________________________________________________________________________
Owner (2nd Joint Tenant, Minor, Trust Name)
________________________________________________________________________________
Additional Information, if needed
________________________________________________________________________________
Street address
________________________________________________________________________________
City                                        State                Zip
________________________________________ _______________________________________
Social Security number (Taxpayer I.D.)          Daytime phone number

________________________________________________________________________________
 2     BANK/FINANCIAL INSTITUTION INFORMATION
________________________________________________________________________________

PLAN TYPE:      / / New Plan          / / Bank Change

ACCOUNT TYPE:   / / Checking          / / Savings
                (must attach a        (must attach a
                voided check)         deposit slip)

________________________________________________________________________________
Transit Number
________________________________________________________________________________
Bank Account Number
________________________________________________________________________________
Account Owner(s) (Please Print)
________________________________________________________________________________
Depositor's Daytime Phone Number

CLEARLY PRINT THE BANK/FINANCIAL INSTITUTION'S NAME AND ADDRESS BELOW:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Signature of Depositor                                      Date
________________________________________________________________________________
Signature of Joint-Depositor                                Date
________________________________________________________________________________
 3     INVESTMENT OPTION(S)
________________________________________________________________________________

 I request Fortis Financial Group (FFG) to obtain payment of sums becoming due the company by charging my account in the form of electronic debit entries. I request and authorize the financial institution named to accept, honor and charge those entries to my account. Please allow THIRTY days for collected funds to be available in your Fortis account.

A.         / /        Invest by phone
                      (minimum $25, maximum $10,000)

                      Please allow up to four business days for deposits into
                      Fortis Funds. Transactions after 3:00 p.m. (CST) will be
                      processed the following business day.
                      *Not available on tax-qualified accounts such as IRA, SEP,
                       SARSEP and KEY plans.
B.         / /        Systematic Investment Plan:   / / New Plan   / / Change Plan
C.         / /        Starting Draft Date:
D.         / /        Account Number:

                                                            Class                  Amount
                         Fund                            (Circle One)      $25.00 per fund minimum
------------------------------------------------------  --------------  -----------------------------
                                                               A B C H
                                                               A B C H
                                                               A B C H
                                                               A B C H

98049 (11/98)

________________________________________________________________________________
 4     WITHDRAWAL OPTION(S)
________________________________________________________________________________

   I request Fortis Financial Group (FFG) to pay sums due me by crediting my bank account in the form of electronic entries. I request and authorize the financial institution to accept, honor and credit those entries to my account. Withdrawal from Fortis Fund(s) requires account owner(s) signature(s) - see Section 5

  (Please consult your financial or tax adviser before electing a systematic withdrawal plan. For Tax Qualified accounts, additional forms are required for distribution.)

  A.    / /   Cash Dividends
  B.    / /   Redeem via FORTIS INFORMATION LINE by phone
              (minimum $100, maximum $25,000)

              Please allow up to four business days for withdrawal to credit your bank account. Transactions after 3:00 p.m. (CST) will be processed the following business day.
              *Not available on tax qualified accounts such as IRA, SEP,
               SARSEP and Key plans.

  C.    / /   Systematic Withdrawal Plan:   / / New Plan   / / Change Plan

  D.    / /   Beginning Withdrawal Date:

  E.    / /   Account Number:

                                                            Class                  Amount
                         Fund                            (Circle One)      $25.00 per fund minimum
------------------------------------------------------  --------------  -----------------------------
                                                               A B C H
                                                               A B C H
                                                               A B C H
                                                               A B C H

________________________________________________________________________________
 5     SIGNATURES
________________________________________________________________________________

Each person signing on behalf of any entity represents that his or her actions are authorized. It is agreed that all Fortis Funds, Fortis Investors, Fortis Advisers and their officers, directors, agents and employees will not be liable for any loss, liability, damage or expense for relying upon this application or any instruction believed genuine.

This authorization will remain in effect until I notify FFG. I hereby terminate any prior authorization of FFG to initiate charges to this account. I understand that any returned item or redemption of the entire account may result in termination of my Automated Clearing House agreement. This authorization will become effective upon acceptance by FFG at its home office.

Authorized Signature(s)

X ______________________________________________________________________________

  Owner, Custodian, Trustee                           Date

X ______________________________________________________________________________
  Joint Owner, Trustee                                Date

The Fortis logo and Fortis-SM- are servicemarks of Fortis AMEV and Fortis AG

[LOGO]                                                           ---------------
FORTIS-SM-                                                          BULK RATE
                                                                   U.S. POSTAGE
FORTIS FINANCIAL GROUP:                                                PAID
P.O. Box 64284                                                   Permit No, 3794
St. Paul, Minnesota 55164-0284                                   Minneapolis, MN
                                                                 ---------------

--------------------------------------------------------------------------------








Prospectus                                                            - STATEMENT OF ADDITIONAL INFORMATION. The SAI
Dated December 1, 1998                                                  provides more details about the Funds and their
- Fortis U.S. Government                                                policies. A current SAI is on file with the
  Securities Fund                                                       Securities and Exchange Commission (SEC) and is
                                                                        incorporated into this Prospectus by reference,
- Fortis Strategic                                                      which means that it is legally considered part
  Income Fund                                                           of this Prospectus.

- Fortis High Yield Portfolio                                         - ANNUAL AND SEMIANNUAL REPORTS. Additional
                                                                        information about Funds' investments is
SEC file numbers: 811-05355, 811-02341                                  available in the Funds' annual and semiannual
                                                                        reports to shareholders. In the Funds' annual
                                                                        report, you will find a discussion of the
[LOGO] FORTIS-SM-                                                       market conditions and investment strategies
                                                                        that significantly affected the Funds'
                                                                        performance during their last fiscal year.
FORTIS FINANCIAL GROUP
Fortis Advisers, Inc. (fund management since 1949)                    You can obtain a free copy of the Funds' SAI
Fortis Investors, Inc. (principal underwriter; member NASD, SIPC)     and/or free copies of the Funds' most recent
Fortis Benefits Insurance Company & Fortis Insurance Company          annual or semiannual reports by calling
(issuers of FFG's insurance products)                                 (800) 800-2000, extension 3012. The material
P.O. Box 64284 - St. Paul, MN 55164-0284 - (800) 800-2000             you request will be sent by first-class mail,
http://www.ffg.us.fortis.com                                          or other means designed to ensure equally
                                                                      prompt delivery, within three business days of
98301 -C-Fortis 11/98                                                 receipt of request.

                                                                      You can also obtain copies by visiting the
More information about the Funds is available                         SEC's public reference room in Washington DC,
in the Funds' Statement of Additional                                 or by sending your request and a duplicating
Information (SAI) and annual and semiannual                           fee to the SEC's Public Reference Section,
reports.                                                              Washington DC 20549-6009. For more information,
                                                                      call (800) SEC-0330.

                                                                      Information about the Funds is available on the
                                                                      Internet. Text-only versions of the Fund
                                                                      documents can be viewed online or downloaded
                                                                      from the SEC's Internet site at
                                                                      http://www.sec.gov.

                                                                      The Fortis logo and Fortis-SM- are servicemarks
                                                                      of Fortis AMEV and Fortis AG.

                       FORTIS U.S. GOVERNMENT SECURITIES FUND
                            FORTIS STRATEGIC INCOME FUND
                  EACH A SERIES OF FORTIS INCOME PORTFOLIOS, INC.

                                        AND

                                HIGH YIELD PORTFOLIO
                   A SERIES OF FORTIS ADVANTAGE PORTFOLIOS, INC.

                        STATEMENT OF ADDITIONAL INFORMATION
                               DATED DECEMBER 1, 1998


     U.S. Government Securities Fund, Strategic Income Fund and High Yield Portfolio are collectively referred to as the "Funds." This Statement of Additional Information is NOT a prospectus. Information from the Funds' prospectus dated December 1, 1998 is incorporated by reference into this Statement of Additional Information. A copy of that prospectus may be obtained from your broker-dealer or sales representative. The address of Fortis Investors, Inc. ("Investors") is P.O. Box 64284, St. Paul, Minnesota 55164. Telephone: (651) 738-4000. Toll Free (800) 800-2000.

     No broker-dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information, and if given or made, such information or representations must not be relied upon as having been authorized by the Funds or Investors. This Statement of Additional Information does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

                                  TABLE OF CONTENTS

                                                                           Page
Fund History . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1
Description of the Funds . . . . . . . . . . . . . . . . . . . . . . .       1
Investment Policies and Restrictions . . . . . . . . . . . . . . . . .       1
Investment Practices and Risk Considerations . . . . . . . . . . . . .      10
Management of the Funds. . . . . . . . . . . . . . . . . . . . . . . .      31
Principal Holders of Securities. . . . . . . . . . . . . . . . . . . .      36
Investment Advisory and Other Services . . . . . . . . . . . . . . . .      37
Brokerage Allocation and Other Practices . . . . . . . . . . . . . . .      41
Capital Stock. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      44
Pricing of Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .      45
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .      48
Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . . .      51
Taxation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      53
Underwriter and Distribution of Shares . . . . . . . . . . . . . . . .      55
Performance Information. . . . . . . . . . . . . . . . . . . . . . . .      56
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . .      60
Other Service Providers. . . . . . . . . . . . . . . . . . . . . . . .      60
Limitation of Director Liability . . . . . . . . . . . . . . . . . . .      60
Additional Information . . . . . . . . . . . . . . . . . . . . . . . .      61
Appendix A
     Description of Futures, Options and Forward Contracts . . . . . .      62
Appendix B
     Corporate Bond and Commercial Paper Ratings . . . . . . . . . . .      68

                                     FUND HISTORY

     Fortis U.S. Government Securities Fund and Fortis Strategic Income Fund are portfolios of Fortis Income Portfolios, Inc. ("Fortis Income") which was incorporated in Minnesota in 1972. U.S. Government Securities Fund commenced operations on February 28, 1973 and Strategic Income Fund commenced operations on December 1, 1997. High Yield Portfolio is a portfolio of Fortis Advantage Portfolios, Inc. ("Fortis Advantage") which was incorporated in Minnesota 1987 and High Yield Fund commenced operations on January 4, 1988.

                              DESCRIPTION OF THE FUNDS

     Fortis Income and Fortis Advantage are registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") as open-end diversified management investment companies. Fortis Income currently consists of two separate investment portfolios and Fortis Advantage currently has three investment portfolios (one of which is contained in this Statement of Additional Information). Each Fund operates as a "diversified" investment company as defined under the 1940 Act, which means that it must meet the following requirements:

          At least 75% of the value of the Fund's total assets will be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

     Fortis Income and Fortis Advantage may establish other portfolios, each corresponding to a distinct investment portfolio and a distinct series of their common stock.

                         INVESTMENT POLICIES AND RESTRICTIONS

     Each Fund's investment objective and, except as otherwise noted, the policies by which each Fund seeks to achieve its objective, may be changed without the approval of shareholders. No changes are contemplated at this time, but a change in investment objective or policies could result in a Fund no longer being appropriate for an investor.

     Any investment policy or restriction in the Prospectus or this Statement of Additional Information which involves a maximum percentage of securities or assets except those dealing with borrowing and illiquid securities, shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

     Some investment policies and restrictions are fundamental and may be changed only by the approval of a majority of a Fund's shareholders. In this situation, majority means the lesser of (i) 67% of the Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or
(ii) more than 50% of the Fund's outstanding shares.

INVESTMENT POLICIES -- U.S. GOVERNMENT SECURITIES FUND

     The Fund will invest in securities issued, guaranteed, insured or collateralized by the U.S. Government, its agencies or instrumentalities (whether or not backed by the full faith and credit of the U.S. Government). Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of securities, which differ in their interest rates, maturities, and dates of issuance and include U.S. Treasury inflation-protection securities. In addition to Treasury obligations, the Fund may invest in the following such securities: (1) obligations of U.S. government agencies and instrumentalities which are secured by the full faith and credit of the U.S. Treasury, such as Government National Mortgage Association pass-through certificates; (2) obligations which are secured by the right of the issuer to borrow from the Treasury, such as securities issued by the Federal Financing Bank or the United States Postal Service; (3) obligations which are supported by the credit of the government agency or instrumentality itself, such as securities of the Federal Home Loan Bank or the Federal National Mortgage Association; and (4) collateralized mortgage obligations ("CMOs") and multi-class pass-through securities. The Fund will invest in these types of securities which are not backed by the full faith and credit of the U.S. Treasury when, in the opinion of Advisers, the credit risk with respect to the instrumentality or agency issuing such securities does not make the securities unsuitable investments for the Fund.

     Debt securities in the Fund will fluctuate in value with changes in interest rates. If interest rates increase from the time a security is purchased, such security, if sold, might be sold at a price less than its purchase cost. Conversely, if interest rates decline from the time a security is purchased, such security, if sold, might be sold at a price greater than its purchase cost.

INVESTMENT RESTRICTIONS -- U.S. GOVERNMENT SECURITIES FUND

     The following investment restrictions are fundamental and may be changed only by the approval of shareholders. The Fund will not:

     (1)  Issue any senior securities as defined in the 1940 Act.
     (2) Borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.
     (3) Mortgage, pledge, or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing.
     (4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable laws.
     (5)  Purchase or sell real estate.

     (6)  Purchase or sell commodities or commodity contracts.
     (7) Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to securities issued, guaranteed, insured, or collateralized by the U.S. Government or its agencies or instrumentalities.
     (8) Purchase or retain the securities of any issuer, if, to the Fund's knowledge, those officers or directors of the Fund or of its investment adviser who individually own beneficially more than 5% of the outstanding securities of such issuer, together owned beneficially more than 5% of such outstanding securities.
     (9) Make loans to other persons except to enter into repurchase agreements and except that the Fund may lend its portfolio securities if such loans are secured by collateral equal to at least the market value of the securities lent, provided that such collateral shall be limited to cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents, and provided further that such loans may not be made if, as a result, the aggregate of such loans would exceed fifty percent of the value of the Fund's total assets excluding collateral securing such loans taken at current value. The purchase of a portion of an issue of publicly distributed bonds, debentures, or other debt securities will not be considered the making of a loan. Fund assets may be invested in repurchase agreements in connection with interest bearing debt securities which may otherwise be purchased by the Fund, provided that the Fund will not enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's total assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days.
     (10) Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities.
     (11) Participate on a joint or a joint and several basis in any securities trading account.
     (12) Invest in puts, calls, or combinations thereof.
     (13) Make short sales, except for sales "against the box." While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost.
     (14) Purchase from or sell to any officer, director, or employee of the Fund, or its adviser or underwriter, or any of their officers or directors, any securities other than shares of the Fund's common stock.
     (15) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days.

     The following investment restrictions may be changed without shareholder approval. The Fund will not:

     (1) Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.
     (2)  Invest more than 15% of its net assets in illiquid securities.
     (3) Invest, with respect to collateral obtained in lending portfolio securities, more than 35% of its total assets in short-term (one year or less) high-grade (non-U.S. Government) securities.
     (4) Invest more than 5% of its net assets in any type of IO, PO, inverse floater, or accrual bond and no more than 10% of its net assets collectively in IOs, POs, inverse floaters and accrual bonds.
     (5) Invest more than 20% of its net assets in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls).

INVESTMENT POLICIES -- STRATEGIC INCOME FUND

     As stated in the Prospectus, under normal circumstances the Fund will invest at least 65% (exclusive of collateral in connection with securities lending) of its total assets in three sectors: (1) U.S. Government securities, (2) investment and non-investment grade fixed income securities issued by foreign governments and companies, and (3) non-investment grade fixed income securities issued by U.S. issuers. The Fund's remaining assets may be held in cash or cash equivalents or invested in investment grade fixed-income securities (including, but not limited to, the types of securities as described above in "Investment Policies -- U.S. Government Securities Fund"), municipal securities, convertible securities, options on debt securities, interest rate futures contracts and options thereon, common and preferred stocks, other equity securities and other investment instruments as described in "Investment Practices and Risk Considerations" when these types of investments are consistent with the Fund's investment objectives.

     The Fund will not invest more than 25% of its total assets in government securities of any single foreign country. The Fund is not restricted in which countries it may invest and there are no limitations on the maturity of a security or the capitalization of the issuer of the foreign fixed-income securities in which it invests.

     The Fund may buy or sell foreign currencies and foreign currency forward contracts to hedge currency risks and to facilitate transactions in foreign investments. Although currency forward contracts can be used to protect the Fund from adverse currency exchange rate changes, there is a risk of loss if Advisers fails to predict currency exchange movements correctly. See "Investment Practices and Risk Considerations."

     The Fund may invest in high yield (non-investment grade) and unrated fixed income securities. High yield securities are rated lower than BBB+ by S&P or lower than Baa(3) by Moody's, or comparably rated by another nationally recognized rating agency. The Fund also may invest in the securities as described below under "Investment Policies - High Yield Portfolio." The prices and yields of non-investment grade securities generally fluctuate more than higher quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

     In considering high yield, fixed income investments for the Fund, Advisers will attempt to identify high yielding securities of issuers whose financial condition has improved or is expected to improve in the future. Advisers will not rely exclusively on ratings assigned by Moody's and S&P in this process, but, in appropriate circumstances, may perform its own credit analysis as well. Advisers' analysis focuses on relative values, based on such factors as interest and dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer companies or governments.

     The Fund may invest up to 33 1/3% of its total assets in repurchase agreements, variable amount master demand notes, securities issued on a when-issued or delayed delivery basis, and forward commitment transactions. In addition, the Fund may also invest in CMOs, multi-class pass-through securities and other investment companies; and may lend up to 33 1/3% of its total assets in connection with securities lending transactions. The Fund will not borrow money except that it (a) may purchase securities on a when-issued and delayed delivery basis, within the limitations set forth herein, (b) may obtain such short-term credit as it needs for the clearance of securities transactions, and (c) may borrow from a bank, for the account of the Fund, as a temporary measure to facilitate redemptions (but not for leveraging or investment) in an amount that does not exceed 10% of the value of the Fund's total assets.

INVESTMENT RESTRICTIONS -- STRATEGIC INCOME FUND

     The following investment restrictions are fundamental and may be changed only by the approval of shareholders. The Fund will not:

     (1) Purchase securities on margin or otherwise borrow money or issue senior securities, except that in accordance with its investment objectives and policies, it may purchase securities on a when-issued and delayed delivery basis, within the limitations set forth in the Prospectus and Statement of Additional Information. The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from a bank, for its account, as a temporary measure to facilitate redemptions (but not for leveraging or investment) an amount that does not exceed 10% of the value of the its total assets. Investment securities will not be purchased while outstanding bank borrowings exceed 5% of the value of the Fund's total assets.
     (2) Purchase or sell physical commodities (such as grains, livestock, etc.) or futures or option contracts thereon. However, the Fund may purchase or sell any form of financial instruments or contracts that might be deemed commodities.

     (3) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, Fortis Income may be deemed to be an underwriter under applicable laws.
     (4) Invest in real estate, except that it may invest in securities issued by companies owning real estate or interests therein.
     (5)  Concentrate its investments in any particular industry, except that
          (i) it may invest up to 25% of the value of its total assets (at the time of investment) in the securities of issuers conducting their principal business activities in the same industry, and (ii) there is no limitation with respect to investments in obligations issued, guaranteed, insured, or collateralized by the U.S. Government or its agencies or instrumentalities. As to utility companies, gas, electric, water, and telephone companies will be considered as separate industries. As to finance companies, the following categories will be considered as separate industries: (a) captive automobile finance, such as General Motors Acceptance Corp. and Ford Motor Credit Corp.;
          (b) captive equipment finance companies, such as Honeywell Finance Corporation and General Electric Credit Corp.; (c) captive retail finance companies, such as Macy Credit Corp. and Sears Roebuck Acceptance Corp.; (d) consumer loan companies, such as Beneficial Finance Corporation and Household Finance Corporation; (e) diversified finance companies such as CIT Financial Corp., Commercial Credit Corporation and Borg Warner Acceptance Corp.; and (f) captive oil finance companies, such as Shell Credit, Inc., Mobil Oil Credit Corp. and Texaco Financial Services, Inc. While as a fundamental policy the Fund may invest up to 25% of the value of its total assets in any particular industry, as a nonfundamental policy, the Fund will invest less than 25% of the value of its total assets in any particular industry.
     (6) Make loans to other persons. Repurchase agreements, the lending of securities and the acquisition of debt securities are not considered to be "loans" for this purpose.
     (7) Make short sales, except for sales "against the box." While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost.

     The following investment restrictions may be changed without shareholder approval. The Fund will not:

     (1) Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consideration, acquisition or reorganization.
     (2) Invest in a company for the purpose of exercising control or management.

     (3)  Invest more than 15% of its net assets in illiquid investments.
     (4) Invest more than 33 1/3% of its total assets in when-issued, delayed delivery or forward commitment transactions, and of such 33 1/3%, no more than one-half (i.e., 16 1/2% of total assets) may be invested in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls).
     (5) Invest more than 7 1/2% of its net assets in any type of IO, PO, inverse floater or accrual bond and no more than 15% of its net assets collectively in IOs, POs, inverse floaters and accrual bonds.

INVESTMENT POLICIES -- HIGH YIELD PORTFOLIO

     Under normal circumstances, High Yield Portfolio will be at least 65% (exclusive of collateral in connection with securities lending) invested in non-investment grade fixed-income securities. The Fund's remaining assets may be held in cash or cash equivalents or invested in investment grade fixed income instruments (including the types of securities in which the U.S. Government Securities Fund can invest) or invested in convertible securities, options on debt securities, interest rate futures contracts and options thereon, common and preferred stocks, and other equity securities when these types of investments are consistent with the Fund's investment objective of high current income.

     The higher yields that the Fund seeks are usually available from non-investment grade securities and unrated securities of similar quality. This is an aggressive approach to income investing and is subject to greater risk than investing in investment grade securities. The prices and yields of non-investment grade securities generally fluctuate more than investment grade securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates. Investors should carefully consider their ability to assume the risks involved before making an investment in the High Yield Portfolio.

     The Fund may invest without limitation in any "eligible" rating category. The lowest eligible rating categories in which the Fund will invest are Caa as determined by Moody's and CCC as determined by S&P, or comparably rated by another nationally recognized rating agency, except that up to 10% of the Fund's total assets may be invested in "non-performing" securities rated lower than these categories. Securities in the Caa/CCC rating categories are considered to be of poor standing and are predominantly speculative. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. Additionally, investments in securities rated Caa or CCC involve significant risk exposure to adverse conditions. Such securities may be in default, or there may be present elements of danger with respect to the payment of principal or interest. "Non-performing" securities are highly speculative and may be in default. For a description of ratings assigned by both Moody's and S&P, see the Appendix B.

     In considering investments for High Yield Portfolio, Advisers will attempt to identify high-yielding securities of issuer companies whose financial condition has improved or is expected to improve in the future. Advisers will not rely exclusively on ratings assigned by Moody's and S&P in this process, but, in appropriate circumstances, may perform its own credit analysis as well. Advisers' analysis focuses on relative values, based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer companies.

     As discussed in "Investment Practices and Risk Considerations," High Yield Portfolio may invest in CMOs, multi-class pass-through securities, repurchase agreements, variable amount master demand notes and up to 10% of its total assets in foreign securities.

INVESTMENT RESTRICTIONS -- HIGH YIELD PORTFOLIO

     The following investment restrictions are fundamental and may be changed only by the approval of shareholders. The Fund will not:

     (1) Purchase securities on margin or otherwise borrow money or issue senior securities, except that in accordance with its investment objectives and policies, it may purchase securities on a when-issued and delayed delivery basis, within the limitations set forth in the Prospectus and Statement of Additional Information. The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from a bank, for its account, as a temporary measure to facilitate redemptions (but not for leveraging or investment) an amount that does not exceed 10% of the value of its total assets. Investment securities will not be purchased while outstanding bank borrowings exceed 5% of the value of the Fund's total assets.
     (2) Mortgage, pledge or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing.
     (3) Invest in commodities or commodity contracts, other than for hedging purposes only.
     (4) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, Fortis Advantage may be deemed an underwriter under applicable laws.
     (5) Participate on a joint or a joint and several basis in any securities trading account.
     (6) Invest in real estate, except that it may invest in securities issued by companies owning real estate or interests therein.
     (7) Make loans to other persons. Repurchase agreements, the lending of securities and the acquiring of debt securities are not considered to be "loans" for this purpose.
     (8)  Concentrate its investments in any particular industry, except that
          (i) it may invest up to 25% of the value of its total assets in any particular industry, and (ii) there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or obligations of domestic commercial banks. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. As to finance companies, the following categories will be considered as separate industries: (a) captive automobile finance, such as General Motors Acceptance Corp. and Ford Motor Credit Corp.;
          (b) captive equipment finance companies, such as Honeywell Finance Corporation and General Electric Credit Corp.; (c) captive retail finance companies, such as Macy Credit Corp. and Sears Roebuck Acceptance Corp.; (d) consumer loan companies, such as Beneficial Finance Corporation and Household Finance Corporation; (e) diversified finance companies such as CIT Financial Corp., Commercial Credit Corporation and Borg Warner Acceptance Corp.; and (f) captive oil finance companies, such as Shell Credit, Inc., Mobil Oil Credit Corp. and Texaco Financial Services, Inc. While as a fundamental policy the Fund may invest up to 25% of the value of its total assets in any particular industry, as a nonfundamental policy, the Fund will invest less than 25% of the value of its total assets in any particular industry.
     (9) Purchase from or sell to any officer, director, or employee of Fortis Advantage, or its adviser or underwriter, or any of their officers or directors, any securities other than shares of Fortis Advantage's common stock.
     (10) Make short sales, except for sales "against the box." While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost.

     The following investment restrictions may be changed without shareholder approval. The Fund will not:

     (1) Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.
     (2) Invest in a company for the purposes of exercising control or management.
     (3) Buy or sell foreign exchange, except as incidental to the purchase or sale of permissible foreign investments.
     (4)  Invest more than 15% of its net assets in illiquid investments.
     (5) Invest more than 20% of its net assets in when-issued, delayed delivery or forward commitment transactions, and of such 20%, no more than one-half (I.E., 10% of its net assets) may be invested in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities (I.E., dollar rolls).
     (6) Invest more than 7 1/2% of its net assets in any type of IO, PO, inverse floater or accrual bond and no more than 15% of its net assets collectively in IOs, POs, inverse floaters and accrual bonds.

                     INVESTMENT PRACTICES AND RISK CONSIDERATIONS

MORTGAGE-RELATED SECURITIES

     Consistent with their investment objectives and policies, the Funds may invest in certain types of mortgage-related securities. U.S. Government Securities Fund and Strategic Income Fund may invest a significant portion of their assets in such securities. Mortgage-related securities are securities that, directly or indirectly, represent a participation in (or are secured by and payable from) mortgage loans on real property. Mortgage-related securities may represent the right to receive both principal and interest payments on underlying mortgages or may represent the right to receive varying proportions of such payments. One type of mortgage-related security includes certificates which represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. Another type of mortgage-related security includes debt securities which are secured, directly or indirectly, by mortgages on commercial or residential real estate. The Funds may also invest to a limited extent in collateralized mortgage obligations.

     Mortgage-related securities provide a monthly payment, which consists of both an interest and a principal payment, which is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred. Some certificates (such as those issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

     A major governmental guarantor of pass-through certificates is the Government National Mortgage Association ("GNMA"). GNMA guarantees, with the full faith and credit of the U.S. government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. Other governmental guarantors (but not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers.

     (i) GNMA CERTIFICATES. Certificates of the GNMA ("GNMA Certificates") evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of the GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity.

     (ii) GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FmHA"), or guaranteed by the Veterans Administration ("VA"). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make any payments required under its guarantee.

     (iii) LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure.

            As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

     (iv) YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount, rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of the applicable Fund would be reduced.

     (v) FHLMC SECURITIES. "FHLMC" is a federally chartered corporation created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCSs") and guaranteed mortgage certificates ("GMCs"). PCSs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made or owed on the underlying pool. The FHLMC guarantees timely payment of interest on PCSs and the ultimate payment of principal. Like GNMA Certificates, PCSs are assumed to be prepaid fully in their twelfth year. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

     (vi) FNMA SECURITIES. "FNMA" is a federally chartered and privately owned corporation which was established in 1938 to create a secondary market in mortgages insured by the FHA. It was originally established as a government agency and was transformed into a private corporation in 1968.

            FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made or owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of interest than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers, and the mortgage poolers.

     Fortis Advantage and Fortis Income expect that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, Advisers may, consistent with each Fund's investment objectives, policies, and restrictions, consider making investments in such new types of securities.

     Other types of mortgage-related securities include debt securities which are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located.

     Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations (CMO's). Mortgage-backed bonds are secured by pools of mortgages, but, unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity.

     Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. On the other hand, if interest rates increase, the value of mortgage-related securities generally will decrease, borrowers will be less likely to refinance, and the rate of prepayments will decline. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation, prevailing economic conditions or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

CMOS AND MULTI-CLASS PASS-THROUGH SECURITIES

     CMO's have characteristics of both pass-through securities and mortgage-backed bonds. CMO's are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to the bondholders, but there is not a direct "pass-through" of payments. CMO's are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity classes receive principal only after the shorter maturity classes have been retired. Multi-class pass-through securities, CMOs, and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as "derivatives."

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied according to scheduled cash flow priorities to classes of the series of a CMO.

     CMO's are issued by entities that operate under orders from the Securities and Exchange Commission (the "SEC") exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company in the securities of such issuers was subject to limitations imposed by Section 12 of the 1940 Act. However, in reliance on a recent SEC staff interpretation, the Funds may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act, (c) operate under general exemptive orders exempting them from "all provisions of the [1940] Act" and (d) are not registered or regulated under the 1940 Act as investment companies.

     There are many classes of CMOs. There are IOs, which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgage loans or mortgage-backed securities, ("Mortgage Assets"). There are also "POs", which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying pool of Mortgage Assets. In addition, there are "inverse floaters", which have a coupon rate that moves in the reverse direction to an applicable index, and accrual (or "Z") bonds, which are described below.

     As to U.S. Government Securities Fund's investment in IOs, POs, inverse floaters, and accrual bonds, not more than 5% of the Fund's net assets will be invested in any one of these items at any one time, and no more than 10% of the net assets of the Fund will be invested in all such obligations at any one time. With respect to the High Yield Portfolio's and Strategic Income Fund's respective investment in such instruments, the limits for each Fund are 7.5% and 15% respectively.

     Inverse floating CMOs are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floating CMOs would be purchased by the Fund to attempt to protect against a reduction in the income earned on the Fund investments due to a decline in interest rates. The Fund would be adversely affected by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate thereon will decrease as interest rates increase, and, like other mortgage-backed securities, the value will decrease as interest rates increase.

     The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying pool of mortgage loans or mortgage-backed securities ("Mortgage Assets"). For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses, even if the IO class is rated AAA. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield and market value for the holder of a PO will be affected more severely than would be the case with a traditional Mortgage-Backed Security. However, if interest rates were expected to rise, the value of an IO might increase and may partially offset other bond value declines, and if rates were expected to fall, the inclusion of POs could balance lower reinvestment rates.

     An accrual or "Z" bond holder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal which is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest which was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period, the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore will also influence its market value.

TRANSACTIONS IN HIGH YIELD HIGH RISK SECURITIES

     Strategic Income Fund and High Yield Portfolio invest in high yield high risk securities. Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, often related to sensitivity to interest rates, economic changes, solvency, and relative liquidity in the secondary trading market.

     Yields on high yield securities will fluctuate over time. The prices of high-yielding securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual issuer developments.

During an economic downturn or substantial period of rising interest rates highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security held by a Fund defaulted, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yielding securities and the Fund's net asset value. Furthermore, in the case of high-yielding securities structured as zero coupon or PIKs, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

     High-yielding securities present risks based on payment expectations. For example, high-yielding securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yielding security's value will decrease in a rising interest rate market, as will the value of such Fund's assets. If a Fund experiences unexpected net redemptions, this may force it to sell its securities (including, but not limited to, high yielding securities), without regard to their investment merits, thereby decreasing the asset base upon which such Fund's expenses can be spread and possibly reducing the rate of return.

     To the extent that there is no established secondary market, there may be thin trading of high-yielding securities. This may adversely affect the ability of Fortis Advantage's or Fortis Income's Board of Directors to accurately value high-yielding securities and the Fund's assets and the Fund's ability to dispose of the securities. Securities valuation becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yielding securities, especially in a thinly traded market. Illiquid or restricted high-yielding securities purchased by a Fund may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

     Certain risks are associated with applying credit ratings as a method for evaluating high-yielding securities. For example, credit ratings evaluate the safety of principal and interest payments, not market value risk of high-yielding securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, Advisers continuously monitors the issuers of high-yielding securities held by a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities' liquidity so such Fund can meet redemption requests. The achievement of the investment objective of a Fund may be more dependent upon Advisers' own credit analysis than is the case for higher quality bonds. Also, a Fund may retain a portfolio security whose rating has been changed if the security otherwise meets the Fund's investment objective and investment criteria.

ZERO COUPON OBLIGATIONS

     Strategic Income Fund and High Yield Portfolio may invest in zero coupon obligations of the U.S. Government, U.S. Government agencies, and corporate issuers, including rights to "stripped" coupon and principal payments. U.S. Government Securities Fund and Strategic Income Fund may invest in zero coupon obligations of the U.S. Government and U.S. Government agencies including the rights to stripped coupon and principal payments. Certain U.S. Government obligations (principally, Treasury Notes and Treasury Bonds) and corporate obligations are "stripped" of their coupons, and the rights to receive each coupon payment and the principal payment are sold as separate securities. Once separated, each coupon as well as the principal amount represents a different single-payment claim due from the issuer of the security. Each single-payment claim (coupon or principal) is equivalent to a zero coupon bond. A zero coupon security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity (the coupon or principal amount), if held to maturity, or its market price on the date of sale, if sold prior to maturity, and its acquisition price (the discounted "present value" of the payment to be received).

     Certain zero coupon obligations represent direct obligations of the issuer of the "stripped" coupon and principal payments. Other zero coupon obligations are securities issued by financial institutions which constitute a proportionate ownership of an underlying pool of stripped coupon or principal payments. High Yield Portfolio and Strategic Income Fund may invest in either type of zero coupon obligation.

FOREIGN SECURITIES

     Strategic Income Fund may invest in securities of foreign governments and companies in accordance with its investment objectives and policies.
High Yield Portfolio may invest up to 10% of its total assets in foreign securities. Investing in foreign securities may result in greater risk than that incurred by investing in domestic securities. The obligations of foreign issuers may be affected by political or economic instabilities. Financial information published by foreign companies may be less reliable or complete than information disclosed by domestic companies pursuant to U.S. Government securities laws, and may not have been prepared in accordance with generally accepted accounting principles. Fluctuations in exchange rates may affect the value of foreign securities not denominated in U.S. currency.

     Investing in foreign issuers involves considerations which are not typically associated with investing in U.S. issuers. Since High Yield Portfolio and Strategic Income Fund may invest in securities denominated in currencies other than U.S. dollars, and since the Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, such Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized in the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by such Funds.

     Foreign securities held by a Fund may not be registered with the U.S. Securities and Exchange Commission. Issuers of foreign securities may not be subject to reporting requirements of the U.S. Securities and Exchange Commission. There may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally not subject to uniform financial reporting standards, practices, and requirements comparable to those applicable to domestic companies. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations of the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect United States investments in those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of Gross Domestic Product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payment positions.

     Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure to a Fund of market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on liquidity, the Fund will avoid investing in countries which are known to experience settlement delays which may expose the Fund to unreasonable risk of loss.

     The Funds will calculate their net asset value to complete orders to purchase, exchange or redeem shares only on a Monday through Friday basis (excluding holidays on which the New York Stock Exchange is closed). A material portion of Strategic Income Fund's investment securities may be listed on foreign stock exchanges which may trade on other days (such as a Saturday). As a result, Strategic Income Fund's net asset value may be materially affected by such trading on days when a shareholder has no access to the Funds.

EMERGING MARKETS

     Strategic Income Fund and High Yield Portfolio may invest in debt securities issued by governments or companies in emerging market countries subject to the restrictions set forth above in "Foreign Securities." Many emerging market countries have experienced substantial or, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. In many cases, emerging market countries are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. In general, emerging markets tend to be in the less economically developed regions of the world, and are countries that have a lower degree of political stability, a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures, and rapid economic growth.

TRANSACTIONS IN OPTIONS, FUTURES, AND FORWARD CONTRACTS

     High Yield Portfolio and Strategic Income Fund may each, to a limited extent, enter into options, futures, and forward contracts on a variety of investments, indexes and currencies, in order to protect against declines in the value of Fund securities or increases in the cost of securities to be acquired and, in the case of options on securities or indexes of securities, to increase a Fund's gross income. In addition, the Funds may enter into options, futures and forward contracts to manage the duration of the Funds' investments. Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. It is currently the intention of High Yield Portfolio and Strategic Income Fund to limit their investment in options so that no more than 5% of each Fund's total assets are exposed to risk of loss. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and a Fund may be required to maintain a position until exercise or expiration, which could result in losses. See Appendix A for more information.

     OPTIONS ON SECURITIES. Strategic Income Fund and High Yield Portfolio may write (sell) covered call and secured put options and purchase call and put options only on debt securities. Where a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain all or a portion of the premium received for the option, which will increase its gross income and will offset in part the reduced value of the Fund security underlying the option, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium, if at all. The Funds may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

     Strategic Income Fund and High Yield Portfolio may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that a Fund wants to purchase at a later date. In the event that the expected market fluctuations occur, such Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     FUTURES CONTRACTS. Strategic Income Fund and High Yield Portfolio may enter into interest rate futures contracts for hedging purposes. The Funds may also enter into foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts and foreign currency futures contracts are collectively referred to as "Futures Contracts.")

     Interest rate and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on the Funds' current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline, a general increase in interest rates, or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of Futures Contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates, or a rise in the dollar value of foreign currencies, may be offset, in whole or in part, by gains on Futures Contracts purchased by the Fund. The Funds will incur brokerage fees when it purchases and sells Futures Contracts, and it will be required to make and maintain margin deposits.

     OPTIONS ON FUTURES CONTRACTS. Strategic Income Fund and High Yield Portfolio may purchase and write options to buy or sell interest rate futures contracts. In addition, the Funds may purchase and write options on foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures Contracts.") Unless otherwise stated in the Prospectus or in this Statement of Additional Information, such investment strategies will be used as a hedge and not for speculation.

     Put and call options on Futures Contracts may be traded by the Funds in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of options on Futures Contracts may present less risk in hedging the portfolio of the Fund than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of futures contracts and will constitute only a partial hedge, up to the amount of the premium received, and, if an option is exercised, the Funds may suffer a loss on the transaction.

FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS

     Strategic Income Fund and High Yield Portfolio may purchase or sell foreign currency forward exchange contracts ("Currency Contracts") to attempt to minimize the risk from adverse changes in the relationship between the various currencies in which the Funds invest. A Currency Contract is an obligation to purchase or sell a specific currency for an agreed price at a future date. Unless otherwise stated, the Funds will enter into Currency Contracts for hedging purposes only, in a manner similar to the Funds' use of foreign currency futures contracts.

     A Currency Contract is individually negotiated and privately traded by currency traders and their customers. Each Fund may enter into a Currency Contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the price of the security ("transaction hedge") in a particular currency. Additionally, when a Fund believes that a foreign currency (for example, the British pound) may suffer a decline against any other currency or currencies in the Fund (for example, the U.S. dollar), it may enter into a forward sale contract to sell an amount of the foreign currency expected to decline (the British pound) that approximates the value of some or all of the Fund's investment securities denominated in such foreign currency (the British pound) (a "position hedge"). In such cases, the Funds also may enter into a forward sale contract to sell a foreign currency for a fixed amount in another currency (the U.S. dollar) where the Fund believes that the value of the currency to be sold pursuant to the forward sale will fall whenever there is a decline in the value of the currency (other than the U.S. dollar) in which certain portfolio securities of the Fund are denominated (a "cross hedge").

     Currency Contracts will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, the Funds may be required to forego the benefits of advantageous changes in exchange rates. Currency Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the futures and option contracts described above.

     Under certain conditions, Securities and Exchange Commission (the "Commission") guidelines require investment companies to set aside cash or any security that is not considered restricted or illiquid in a segregated account to cover forward contracts. As required by Commission guidelines, if Strategic Income Fund enters into a forward contract for an essentially speculative purpose, it will, upon entering into such a transaction, segregate assets to cover such forward contracts. A speculative forward contract is one which, unlike the hedging situations defined above, does not have an underlying position in a security or securities. The Funds will not segregate assets to cover forward contracts entered into for hedging purposes.

OPTIONS ON FOREIGN CURRENCIES

     The Funds may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of Currency Contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments.

RISKS OF OPTIONS, FUTURES AND CURRENCY CONTRACTS

     The use of forward currency contracts and options and futures strategies involve certain investment risks and transaction costs. These risks include: dependence on Advisers' ability to predict movements in the prices of individual securities; fluctuations in the general securities markets and movements in interest rates and currency markets; imperfect correlation between movements in the price of currency, options, futures contracts, or options thereon and movements in the price of the currency or security hedged or used for cover; unexpected adverse price movements which could render a Fund's hedging strategy unsuccessful and could result in losses; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Fund invests, lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time requiring a Fund to maintain a position until exercise or expiration, which could result in losses.

     Strategic Income Fund and High Yield Portfolio will enter into transactions in Futures Contracts, Options on Futures Contracts, Currency Contracts, and certain options solely for hedging purposes. These transactions involve certain risks. For example, a lack of correlation between the index or instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Funds' hedging strategy unsuccessful and could result in losses. The Funds also may enter into transactions in futures, forward contracts and options on securities, indexes and other investments for other than hedging purposes, which involves greater risk.

     Transactions in options, Futures Contracts, Options on Futures Contracts and Currency Contracts may be entered into on U.S. exchanges regulated by the SEC or the Commodity Futures Trading Commission (the "CFTC"), as well as in the over-the-counter market and on foreign exchanges. In addition, the securities underlying options and Futures Contracts traded by the Funds may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.

REGULATORY RESTRICTIONS

     To the extent required to comply with Securities and Exchange Commission Release No. 10666, when purchasing a futures contract, writing a put option, or entering into a delayed delivery purchase, Strategic Income Fund and High Yield Portfolio will maintain in a segregated account cash or any security that is not considered restricted or illiquid equal to the value of such contracts.

     To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, the Funds will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by the applicable Fund, plus premiums paid by it for open options on futures (less the amount by which the value of the underlying futures contract exceeds the exercise price at the time of purchase), would exceed 5% of such Fund's total assets. The Funds will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which each Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and
(3) cash proceeds from investments due in 30 days.

VARIABLE AMOUNT MASTER DEMAND NOTES

     Variable amount master demand notes are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. They allow the investment of fluctuating amounts by High Yield Portfolio and Strategic Income Fund at varying market rates of interest pursuant to arrangements between one of such Funds and a financial institution which has lent money to a borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. Advisers will monitor the creditworthiness of the borrower throughout the term of the variable master demand note. It is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower's consent. Thus, variable amount master demand notes may under certain circumstances be deemed illiquid assets.
However, such notes will not be considered illiquid where each Fund has a "same day withdrawal option," I.E., where it has the unconditional right to demand and receive payment in full of the principal amount then outstanding together with interest to the date of payment.

REPURCHASE AGREEMENTS

     A repurchase agreement is an instrument under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at a mutually agreed upon date, interest rate, and price. Generally, repurchase agreements are of short duration usually less than a week, but on occasion for longer periods. High Yield Portfolio will limit its investment in repurchase agreements with a maturity of more than seven days to

15% of its net assets. Strategic Income Fund may invest up to 33-1/3% of its total assets in repurchase agreements but will only invest up to 15% of its net assets in repurchase agreements with a maturity of more than seven days. U.S. Government Securities Fund's limit on such investments is 10% of total assets.

     In investing in repurchase agreements, a Fund's risk is limited to the ability of such bank or securities dealer to pay the agreed upon amount at the maturity of the repurchase agreement. In the opinion of management, such risk is not material; if the other party defaults, the underlying security constitutes collateral for the obligation to pay although the Fund may incur certain delays in obtaining direct ownership of the collateral, plus costs in liquidating the collateral. In the event a bank or securities dealer defaults on the repurchase agreement, management believes that, barring extraordinary circumstances, the Fund will be entitled to sell the underlying securities or otherwise receive adequate protection (as defined in the federal Bankruptcy
Code) for its interest in such securities. To the extent that proceeds from any sale upon a default were less than the repurchase price, however, the Fund could suffer a loss. If the Fund owns underlying securities following a default on the repurchase agreement, the Fund will be subject to risk associated with changes in the market value of such securities. The Funds' custodian will hold the securities underlying any repurchase agreement or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is in an amount at least equal to the repurchase price plus accrued interest).

ILLIQUID SECURITIES

     The Funds may invest in illiquid securities, including "restricted" securities. For this purpose illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) options purchased over-the-counter and the cover for options written over-the-counter, and
(iii) repurchase agreements not terminable within seven days. Commercial paper issued pursuant to the private placement exemption of Section 4(2) of the Securities Act of 1933 (the "1933 Act") and securities that are eligible for resale under Rule 144A under the 1933 Act that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid securities for this purpose. A restricted security is one which was originally sold in a private placement and was not registered with the Commission under the Securities Act of 1933 (the "1933 Act") and which is not free to be resold unless it is registered with the Commission or its sale is exempt from registration. Each Fund will invest no more than 15% of the value of its respective net assets in illiquid securities.

     The staff of the Securities and Exchange Commission has taken the position that the liquidity of securities in the portfolio of a fund offering redeemable securities is a question of fact for a board of directors of such a fund to determine, based upon a consideration by such board of the readily available trading markets and a review of any contractual restrictions. The SEC staff also acknowledges that, while such a board retains ultimate responsibility, it may delegate this function to the fund's investment adviser. Securities that have been determined to be liquid by the Board of Directors of Fortis Income or Fortis Advantage, or by Advisers subject to the oversight of such Board of Directors, will not be subject to this limitation.

     The Board of Directors of Fortis Income and Fortis Advantage has adopted procedures to determine the liquidity of certain securities, including commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act and securities that are eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Under these procedures, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

     Section 4(2) commercial paper or a Rule 144A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid, thereby adversely affecting the liquidity of the Funds. With respect to Rule 144A securities, investing in such securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

     Illiquid securities may offer a higher yield than securities that are more readily marketable. The sale of illiquid securities, however, often requires more time and results in higher brokerage charges or dealer discounts or other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Each Fund may also be restricted in its ability to sell such securities at a time when it is advisable to do so. Illiquid securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

PAYMENT-IN-KIND DEBENTURES

     High Yield Portfolio and Strategic Income Fund may invest in debentures which pay interest in the form of securities rather than cash ("PIKs"). Typically, during a specified term prior to the debenture's maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock, or other instruments (i.e., "in kind" rather than in cash). The type of instrument in which interest may or will be paid would be known by the Fund at the time of the investment. The investment restrictions regarding corporate bond quality are applicable to the Funds' investments in PIKs as well as to the securities which may constitute interest payments on PIKs. While PIKs generate income for generally accepted accounting standards purposes, they do not generate cash flow and thus the Funds could to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code.

U.S. TREASURY INFLATION-PROTECTION SECURITIES

     Each Fund may invest in U.S. Treasury inflation-protection securities. Inflation-protection securities are a relatively new type of marketable book-entry securities issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. Inflation-protection securities are auctioned and issued on a quarterly basis on the 15th of January, April, July and October. They are currently issued as 10-year notes (other maturities may be added in the future). The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U").

     The value of the principal is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

     The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

     Inflation-adjusted principal or the original par amount, whichever is larger, will be paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount will be paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

     The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

     Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

     Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.

DELAYED DELIVERY TRANSACTIONS

     Each Fund may purchase securities on a "when-issued" or delayed delivery basis and purchase or sell securities on a "forward commitment" basis to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. (The settlement date for transactions made on a when-issued or delayed delivery basis will be within 120 days of the trade date.) At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash, or any security that is not considered restricted or illiquid, equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation.

     The Fund may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another puchase commitment for such securities at a later date. As an inducement for the Fund to "roll over" its purchase commitment, the Fund may receive a negotiated fee or repurchase similar securities for settlement at a later date and at a lower purchase price relative to the current market value.

     The purchase of securities on a when-issued, delayed delivery or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. An additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. These risks could result in increased volatility of the Fund's net asset value to the extent that the Fund purchases securities on a when-issued, delayed delivery or forward commitment basis while remaining substantially fully invested. There is also a risk that the securities may not be delivered or that a Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account.

     With respect to U.S. Government Securities Fund, no more than 20% of the Fund's net assets may be invested in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls). With respect to Strategic Income Fund, no more than 33 1/3% of its total assets may be invested in when-issued, delayed delivery or forward commitment transactions, and of such 33 1/3%, no more than one-half (I.E., 16 2/3% of its total assets) may be invested in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities. As for High Yield Portfolio, no more than 20% of its net assets may be invested in when-issued, delayed delivery or forward commitment transactions, and of such 20%, no more than one-half (I.E., 10% of its net assets) may be invested in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities.

LENDING OF PORTFOLIO SECURITIES

     Consistent with applicable regulatory requirements, each Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by collateral (cash, government securities, short-term (one year or less) high-grade securities, or interest-bearing cash equivalents) equal to no less than the market value, determined daily, of the securities loaned. The Fund will receive amounts equal to dividends or interest on the securities loaned. The Fund will also earn income for having made the loan. Cash collateral pursuant to these loans may be invested in short-term (one year or less) high-grade securities or interest-bearing cash equivalents (but for U.S. Government Securities Fund, not in excess of 35% of the Fund's total assets). Each Fund will limit its loans of portfolio securities to an aggregate of 33 1/3% of the value of its total assets, measured at the time such loan is made. ("Total assets" of the Fund includes the amount lent as well as the collateral securing such loans.) Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the Fund's investment in the securities loaned. Apart from lending its securities, investing in repurchase agreements, and acquiring debt securities, as described in the Prospectus and Statement of Additional Information, the Funds will not make loans to other persons.

MUNICIPAL SECURITIES

     Strategic Income Fund may invest in municipal securities such as municipal bonds and other debt obligations. These municipal bonds and debt obligations are issued by the states and by their local special-purpose political subdivisions. The term "municipal bonds" includes short-term municipal notes and other commercial paper issued by the states and their political subdivisions. The two general classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the governmental issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities.

SHORT-TERM TRADING

     U.S. Government Securities Fund intends to use short-term trading of its securities as a means of managing its portfolio to achieve its investment objectives. As used herein, "short-term trading" means selling securities held for a relatively brief period of time, usually less than three months. Short-term trading will be used by the Fund primarily in two situations:

     MARKET DEVELOPMENTS. A security may be sold to avoid depreciation in what the Fund anticipates will be a market decline (a rise in interest rates), or a security may be purchased in anticipation of a market rise (a decline in interest rates) and later sold.
     YIELD DISPARITIES. A security may be sold and another of comparable quality purchased at approximately the same time, in order to take advantage of what the Fund believes is a temporary disparity in the normal yield relationship between the two securities (a yield disparity).

     The Fund will engage in short-term trading if it believes the transactions, net of costs (including commission, if any), will result in improving the appreciation potential or income of its portfolio. Whether any improvement will be realized by short-term trading will depend upon the ability of the Fund to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. Short-term trading such as that contemplated by the Fund places a premium upon the ability of the Fund to obtain relevant information, evaluate it promptly, and take advantage of its evaluations by completing transactions on a favorable basis.

     While it is not generally the policy of High Yield Portfolio and Strategic Income Fund to invest or trade for short-term profits, the Funds may dispose of a security without regard to the time such security has been held when such action appears advisable to Advisers.

PORTFOLIO TURNOVER

     The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales by such Fund of investment securities for the particular fiscal year by the monthly average value of investment securities owned by the Fund during the same fiscal year. Investment securities for purposes of this calculation do not include securities with a maturity date less than twelve months from the date of investment. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of investment securities for a particular year were equal to the average monthly value of the investment securities owned during such year. While a higher turnover rate (100% or more) may result in the Funds incurring higher transaction costs and result in additional tax or brokerage consequences, Advisers attempt to have such costs outweighed by the benefits of such transactions, although this cannot be assured.

                              MANAGEMENT OF THE FUNDS

     Under Minnesota law, the Board of Directors of Fortis Income and Fortis Advantage has overall responsibility for managing them in good faith, in a manner reasonably believed to be in the best interests of each company and with the care an ordinarily prudent person would exercise in similar circumstances. This management may not be delegated. The Articles of Incorporation limit the liability of directors to the fullest extent permitted by law.

     The names, addresses, principal occupations and other affiliations of directors and executive officers of Fortis Income and Fortis Advantage are listed below. Unless stated otherwise, all positions have been held at least five years. Each director and officer also serves as a director or officer of all investment companies managed by Advisers (the "Fund Complex"), with the exception of Mr. Jaffray and Ms. Shadko who are not directors of Fortis Series Fund, Inc. The Fund Complex currently consists of one closed-end and eight open-end investment companies.


                                                    POSITION WITH
NAME AND ADDRESS                         AGE          THE FUNDS                  PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                         ---        --------------               -----------------------------------------
Richard W. Cutting                        67         Director          Certified public accountant and financial consultant.
137 Chapin Parkway
Buffalo, New York

Allen R. Freedman*                        58         Director          Chairman, Chief Executive Officer and President of Fortis,
One Chase Manhattan Plaza                                              Inc.; a Managing Director of Fortis International, N. V.
New York, New York

Dr. Robert M. Gavin                       58         Director          President, Cranbrook Education Community, Prior to July 1996,
380 Lone Pine Road                                                     President Macalester College, St. Paul, MN.
Bloomfield Hills, Michigan

Benjamin S. Jaffray                       68         Director          Chairman of the Sheffield Group, Ltd., a financial consulting
4040 IDS Center                                                        group, Minneapolis, MN.
Minneapolis, Minnesota

Jean L. King                              54         Director          President, Communi-King, a communications consulting firm,
12 Evergreen Lane                                                      St. Paul, MN.
St. Paul, Minnesota

Dean C. Kopperud *                        46         President and     Chief Executive Officer and a Director of Advisors, President
500 Bielenberg Drive                                 Director          and a Director of  Investors, President of Fortis Financial
Woodbury, Minnesota                                                    Group, a Director of Fortis Benefits Insurance Company and a
                                                                       Senior Vice President of Time Insurance Company.
Edward M. Mahoney                         68         Director          Retired; prior to December, 1994, Chairman and Chief
2760 Pheasant Road Excelsior,                                          Executive Officer and a Director of Advisers and Investors,
Minnesota                                                              Senior Vice President and a Director of Fortis Benefits
                                                                       Insurance Company, and Senior Vice President of Time
                                                                       Insurance Company.

Robb L. Prince                            57         Director          Financial and Employee Benefit Consultant; prior to July,
5108 Duggan Plaza                                                      1995, Vice President and Treasurer, Jostens, Inc., a producer
Edina, Minnesota                                                       of products and services for the youth, education, sports
                                                                       award, and recognition markets, Minneapolis, MN.

Leonard J. Santow                         62         Director          Principal, Griggs & Santow, Incorporated, economic and
75 Wall Street                                                         financial consultants, New York, NY.
21st Floor
New York, New York

Noel S. Shadko                            44         Director          Marketing Consultant; prior to May 1996, Senior Vice
1908 W. 49th Street                                                    President of Marketing & Strategic Planning, Rollerblade,
Minneapolis, Minnesota                                                 Inc., Minneapolis, MN.

Joseph M. Wikler                          57         Director          Investment consultant and private investor.
12520 Davan Drive
Silver Spring, Maryland


                                       -32-

                                                    POSITION WITH
NAME AND ADDRESS                         AGE          THE FUNDS                  PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                         ---        --------------               -----------------------------------------

Gary N. Yalen                             56         Vice President    President and Chief Investment Officer of Advisers (since
One Chase Manhattan Plaza                                              1995) New York, NY, and Senior Vice President, Investments,
New York, New York                                                     Fortis, Inc.; prior to 1996, President and Chief Investment
                                                                       Officer, Fortis Asset Management, a former division of
                                                                       Fortis, Inc.

Howard G. Hudson                          61         Vice President    Executive Vice President and Head of Fixed Income Investments
One Chase Manhattan Plaza                                              of Advisers since 1995; prior to 1996, Senior Vice President,
New York, New York                                                     Fixed Income, Fortis Asset Management.

Lucinda S. Mezey                          51         Vice President    Executive Vice President and Head of Equity Investments of
One Chase Manhattan Plaza                                              Advisers since October 1997; from 1995 to October 1997, Chief
New York, New York                                                     Investment Officer, Alex Brown Capital Advisory and Trust
                                                                       Co., Baltimore, MD; and prior to 1995, Senior Vice President and Head of Equity Investments, PNC Bank, Philadelphia, PA.

James S. Byrd                             47         Vice President    Executive Vice President of Advisers; prior to 1995, Vice
5500 Wayzata Boulevard                                                 President of Advisers and Investors.
Golden Valley, Minnesota

Nicholas L. M. de Peyster                 32         Vice President    Vice President of Advisers since August 1995; prior to1996,
One Chase Manhattan Plaza                                              Vice President, Equities, Fortis Asset Management.
New York, New York

Diane M. Gotham                           40         Vice President    Vice President of Advisers since 1998; from 1994 to 1998,
500 Bielenberg Drive                                                   securities analyst for Advisers.
Woodbury, Minnesota

Laura E. Granger                          37         Vice President    Vice President of Advisers since 1998; from 1993 to 1998,
One Chase Manhattan Plaza                                              portfolio manager, General Motors Investment Management, New
New York, New York                                                     York, NY.

Maroun M. Hayek                           50         Vice President    Vice President of Advisers; prior to August 1996, Vice
One Chase Manhattan Plaza                                              President, Fixed Income, Fortis Asset Management.
New York, New York

Robert C. Lindberg                        46         Vice President    Vice President of Advisers since 1993.
One Chase Manhattan Plaza
New York, New York

Charles L. Mehlhouse                      56         Vice President    Vice President of Advisers; prior to March 1996, Portfolio
One Chase Manhattan Plaza                                              Manager to Marshall & Ilsley Bank Corporation, Milwaukee, WI.
New York, New York

Kevin J. Michels                          47         Vice President    Vice President of Advisers since 1995.  Prior to 1996, Vice
One Chase Manhattan Plaza                                              President, Administration, Fortis Asset Management.
New York, New York

Christopher J. Pagano                     35         Vice President    Vice President of Advisers since 1996; prior to March 1996,
One Chase Manhattan Plaza                                              Government Strategist for Merrill Lynch, New York, N.Y.
New York, New York


                                            -33-

                                                    POSITION WITH
NAME AND ADDRESS                         AGE          THE FUNDS                  PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                         ---        --------------               -----------------------------------------

Stephen M. Rickert                        55         Vice President    Vice President of Advisers since 1995; from 1994 to 1996,
One Chase Manhattan Plaza                                              Corporate Bond Analyst, Fortis Asset Management.
New York, New York

Michael J. Romanowski                     47         Vice President    Vice President of Advisers since 1998; from October 1995 to
One Chase Manhattan Plaza                                              March 1998, Portfolio Manager, Value Line, New York, NY;
New York, New York                                                     prior to October 1995, securities analyst, Conning & Co.,
                                                                       Hartford, CT.

Ho Wang                                   51         Vice President    Vice President of Advisers since 1998; from 1995 to 1998,
One Chase Manhattan Plaza                                              senior securities analyst, Lord, Abbett & Co., New York, NY;
New York, New York                                                     prior to 1995, portfolio manager, New York Life, New York,
                                                                       NY.
Christopher J. Woods                      38         Vice President    Vice President of Advisers since 1995;  prior to 1996, Vice
One Chase Manhattan Plaza                                              President, Fixed Income, Fortis Asset Management.
New York, New York

Robert W. Beltz, Jr.                      49         Vice President    Vice President - Securities Operations of Advisers and
500 Bielenberg Drive                                                   Investors.
Woodbury, Minnesota

David A. Peterson                         56         Vice President    Vice President and Assistant General Counsel, Fortis Benefits
500 Bielenberg Drive                                                   Insurance Company.
Woodbury, Minnesota

Rhonda J. Schwartz                        40         Vice President    Senior Vice President and General Counsel of Advisers; Senior
500 Bielenberg Drive                                                   Vice President and General Counsel, Life and Investment
Woodbury, Minnesota                                                    Products, Fortis Benefits Insurance Company and Vice
                                                                       President and General Counsel, Life and Investment Products,
                                                                       Time Insurance Company; from 1993 to January 1996, Vice
                                                                       President, General Counsel, Fortis, Inc.

Scott R. Plummer                          39         Vice President    Second Vice President, Corporate Counsel and Assistant
500 Bielenberg Drive                                                   Secretary of Advisers.
Woodbury,  Minnesota

Peggy E. Ettestad                         41         Vice President    Senior Vice President, Operations of Advisers; prior to March
500 Bielenberg Drive                                                   1997, Vice President G.E. Capital Fleet Services,
Woodbury,  Minnesota                                                   Minneapolis, MN.

Dickson Lewis                             49         Vice President    Senior Vice President, Marketing and Sales of Advisers; from
500 Bielenberg Drive                                                   1993 to July 1997, President and Chief Executive Officer
Woodbury, Minnesota                                                    Hedstrom/Blessing, Inc., a marketing communications company,
                                                                       Minneapolis, MN.

Tamara L. Fagely                          40         Treasurer         Second Vice President of Advisers and Investors.
500 Bielenberg Drive
Woodbury, Minnesota



                                         -34-

                                                    POSITION WITH
NAME AND ADDRESS                         AGE          THE FUNDS                  PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                         ---        --------------               -----------------------------------------

Melinda S. Urion                          45         Vice President    Since December 1997, Senior Vice President and Chief
500 Bielenberg Drive                                                   Financial Officer of Advisers.  Prior to December 1997,
Woodbury, Minnesota                                                    Senior Vice President of Finance and Chief Financial Officer,
                                                                       American Express Financial Corporation; prior to 1995,
                                                                       Corporate Controller, American Express Financial Corporation.

Michael J. Radmer                         53         Secretary         Partner, Dorsey & Whitney LLP, the Fund's General Counsel.
220 South Sixth Street Minneapolis,
Minnesota


___________________
* Mr. Kopperud is an "interested person" (as defined under the 1940 Act) of Advisers, Fortis Income and Fortis Advantage because he holds certain positions including serving as Chief Executive Officer and a director of Advisers. Mr. Freedman is an "interested person" of Advisers, Fortis Income and Fortis Advantage because he holds certain positions including serving as Chairman and Chief Executive Officer of Fortis, Inc., the parent company of Advisers, and as a Managing Director of Fortis International, N.V., the parent company of Fortis, Inc.

     Each director who is not affiliated with Advisers or Investors receives fees of $100 per month, $100 per meeting attended, and $100 per committee meeting attended (and reimbursement of travel expenses to attend meetings) for each fund in the Fund Complex for which they are a director. The following table sets forth the aggregate compensation received by each director from Fortis Income and Fortis Advantage during the fiscal year ended July 31, 1998, as well as the total compensation received by each director from the Fund Complex during the calendar year ended December 31, 1997. Mr. Freedman and Mr. Kopperud, who are affiliated with Advisers and Investors, did not receive any compensation. No executive officer receives any compensation from the Funds. During the fiscal year ended July 31, 1998, U.S. Government Securities Fund paid $10,122, Strategic Income Fund paid $918 (from commencement of operations on December 1, 1997 to July 31, 1998) and High Yield Portfolio paid $7,000 in legal fees and expenses to a law firm of which the Funds' Secretary is a partner.

                          AGGREGATE            AGGREGATE            TOTAL
                      COMPENSATION FROM    COMPENSATION FROM  COMPENSATION FROM
       DIRECTOR         FORTIS INCOME      FORTIS ADVANTAGE     FUND COMPLEX*
       --------         -------------      ----------------     -------------
Richard W. Cutting          $3,000               $3,000            $31,200
Dr. Robert M. Gavin         $3,000               $3,000            $31,200
Benjamin S. Jaffray         $3,000               $3,000            $24,300
Jean L. King                $2,900               $2,900            $32,200
Edward M. Mahoney           $3,000               $3,000            $31,200
Robb L. Prince              $3,000               $3,000            $33,200
Leonard J. Santow           $2,900               $2,900            $30,200
Noel S. Shadko              $3,000               $3,000            $22,200
Joseph M. Wikler            $3,000               $3,000            $31,200

___________

* The Fund Complex consists of one closed-end and eight open-end investment companies managed by Advisers.

     Directors Gavin, Jaffray, Kopperud, Mahoney, Prince and Shadko are members of the Executive Committee of the Board of Directors. While the Executive Committee is authorized to act in the intervals between regular board meetings with full capacity and authority of the full Board of Directors, except as limited by law, it is expected that the Committee will meet at least twice a year.

     Directors, officers and other persons affiliated with the Funds are eligible to purchase shares of the Funds without a sales charge. For more complete information about these arrangements, refer to "Purchase of Shares - Exemptions from the Sales Charge."

                          PRINCIPAL HOLDERS OF SECURITIES

     As of November 11, 1998 no person owned of record or, to the Fund's knowledge, beneficially as much as 5% of the outstanding shares of any Class of Fund shares, except as follows: U.S. GOVERNMENT SECURITIES FUND CLASS E:
Fortis Holdings Profit Sharing Trust, Marshall & Ilsley Trust Co., Trustee, 1000 North Water Street Floor 11, Milwaukee, WI 53202 (9%) and U.S. GOVERNMENT SECURITIES FUND CLASS C: Richard Maynard Priest, Trustee, FBO The Priest Living Trust, 1847 Golden Spike Drive, Sparks, NV 89434 (5%). STRATEGIC INCOME FUND CLASS A: Fortis Insurance Co.-Life, c/o Kevin Michels, Fortis Advisers, 1 Chase Manhattan Plaza, New York, NY 10005 (46%); STRATEGIC INCOME FUND CLASS B: Ronald S. Sharer, TOD-Ronald S. Sharer and Leanne Smith, 126 Oak Drive, Saxonsburg, PA 16056 (8%); First Trust National Association, C/F Richard J.Gust IRA, E5741 803rd Avenue, Menomonie WI 54751 (8%); Corabelle Rosenow Trustee, FBO Corabelle Rosenow Trust, S1094 Mill Road, Nelson, WI 54756 (6%); and Curtis Liechty Trustee, FBO Curtis Liechty Childrens' Trust, PO Box 801, Jamestown, ND 58402 (14%). STRATEGIC INCOME FUND CLASS H: First Trust National Association, Custodian for Lavada A. Gleissner IRA, 12716 W 120th Terrace, Overland Park, KS 66213 (11%); Jane Lopiccolo TOD, 132 Garrow St, Auburn, NY 13021 (12%) and Jose L. Rodriguez Pension and Profit Sharing Plan, 0629 Yale Court, Gypsum, CO 81637 (5%). STRATEGIC INCOME FUND CLASS C: John A. Kufus, 2030 Highland Pkwy, St. Paul, MN 55116 (11%) and Donaldson, Lufkin, Jenrette Securities Corporation, Inc., PO Box 2052, Jersey City, NJ 07303 (6%).

     As of November 11, 1998, the directors and executive officers as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund.

                       INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL

     Fortis Advisers, Inc. ("Advisers") has been the investment adviser and manager of each Fund since inception. Fortis Investors, Inc. ("Investors") acts as the Funds underwriter. Each acts pursuant to written agreements periodically approved by the directors or shareholders. The address of each is that of the Funds. As of October 30, 1998, Advisers managed thirty-three investment company portfolios with combined net assets of approximately $5.8 billion.

CONTROL AND MANAGEMENT OF ADVISERS AND INVESTORS

     Fortis owns 100% of the outstanding voting securities of Advisers, and Advisers owns all of the outstanding voting securities of Investors.

     Fortis, located in New York, New York, is a financial services company that provides specialty insurance and investment products to individuals, businesses, associations and other financial services organizations in the United States. Fortis, Inc. is a part of Fortis, a worldwide group of companies active in the fields of insurance, banking and investments. Fortis is jointly owned by Fortis AMEV of The Netherlands and Fortis AG of Belgium.

     Fortis AMEV is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis AG is a diversified financial services company headquartered in Brussels, Belgium, where it insurance operations began in 1824. Fortis AMEV and Fortis AG own a group of companies (of which AMEV/VSB 1990 is one) active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS

     Advisers act as investment adviser and manager of each Fund under separate Investment Advisory and Management Agreements. These agreements are individually referred to as an "Agreement" and collectively referred to as the "Agreements." Each Agreement will terminate automatically in the event of its assignment. In addition, the Agreements are terminable at any time, without penalty, by the Board of Directors or, with respect to any particular portfolio, by vote of a majority of a Fund's outstanding voting securities, on not more than 60 days' written notice to Advisers, and by Advisers on 60 days' notice to the Funds. Unless sooner terminated, the Agreements continue in effect for more than two years after their execution only so long as such continuance is specifically approved at least annually by either the board of Directors or, with respect to any Fund, by a vote of a majority of the outstanding voting securities of the applicable Fund; provided that, in either event, such continuance is also approved by the vote of the majority of the directors who are not parties to such Agreements, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

     Each Agreement provides for an investment advisory and management fee to be paid by each Fund calculated as described below:

                                                                       ANNUAL
                                                                      INVESTMENT
                                                                    ADVISORY AND
                                                                     MANAGEMENT
                                  AVERAGE NET ASSETS OF EACH FUND        FEE
                                  -------------------------------   ------------
U.S. Government Securities Fund   For the first $50,000,000              .8%
Strategic Income Fund             For assets over $50,000,000            .7%
High Yield Portfolio

     Each Agreement requires each Fund to pay all its expenses which are not assumed by Advisers and/or Investors. These expenses include, by way of example, but not by way of limitation, the fees and expenses of directors and officers who are not "affiliated persons" of Advisers, interest expenses, taxes, brokerage fees and commissions, fees and expenses of registering and qualifying the Funds and their shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and of printing and distributing prospectuses annually to existing shareholders, custodian charges, auditing and legal expenses, insurance expenses, association membership dues, and the expense of reports to shareholders, shareholders' meetings and proxy solicitations.

     Although investment decisions for the Funds are made independently from those of the other funds or private accounts managed by Advisers, sometimes the same security is suitable for more than one fund or account. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by a Fund and other funds or accounts may have a detrimental effect on a Fund, as this may affect the price paid or received by a Fund or the size of the position obtainable by a Fund.

     During various fiscal periods, the Funds paid advisory and management fees as follows:

                                           Advisory Fees Paid During:
                                   ------------------------------------------

                                    Fiscal Year     Fiscal Year    Fiscal Year
                                       Ended          Ended          Ended
                                   July 31, 1996   July 31, 1997  July 31, 1998
                                   -------------   -------------  -------------
U.S. Government Securities Fund     $3,431,396     $3,071,143     $2,670,449
Strategic Income Fund                      n/a            n/a     $  164,575*
High Yield Portfolio                $  866,285**   $1,388,154     $1,611,812***

*    Period from inception (December 1, 1997) to July 31, 1998.
**   Nine-month period ended July 31, 1996.
*** Advisers reimbursed the Fund $41,375, pursuant to an expense reimbursement agreement, resulting in a net fee of $123,200.

EXPENSES

     Advisers bears the costs of acting as each Fund's transfer agent, registrar and dividend agent. Advisers also furnishes each Fund with all required management services, facilities, equipment, and personnel. Advisers or Investors also shall bear all promotional expenses in connection with the distribution of Fund shares, including paying for prospectuses and shareholder reports for new shareholders and the costs of sales literature.

     Expenses that relate exclusively to a particular Fund, such as custodian charges and registration fees for shares, are charged to that Fund. Other expenses are allocated pro rata between the Funds and the Classes in an equitable manner as determined by officers of the Fund under the supervision of the Board of Directors, usually on the basis of net assets or number of accounts.

PLAN OF DISTRIBUTION

     Fortis Income and Fortis Advantage on behalf of each Fund have each adopted a plan pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1(b) provides that any payments made by the Fund in connection with financing the distribution of its shares may only be made pursuant to a written plan describing all aspects of the proposed financing of distribution, and also requires that all agreements with any person relating to the implementation of the plan must be in writing. In addition, Rule 12b-1(b)(1) requires that such plan be approved by a majority of the Fund's outstanding shares, and Rule 12b-1(b)(1) requires that such plan, together with any related agreements, be approved by a vote of the board of Directors who are not interested persons of the fund and have no direct or indirect interest in the operation of the plan or in the agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreement. Rule 12b-1(b)(3) requires that the plan or agreement provide in substance:

     (i) That it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in a paragraph (b)(3) of Rule 12b-1;
     (ii) That any person authorized to direct the disposition of monies paid or payable by the fund pursuant to the plan or any related agreement shall provide to the Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purpose for which such expenditures were made; and

     (iii) In the case of a plan, that it may be terminated at any time by vote of a majority of the members of the Board of Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the Fund.

     Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1.

     Rule 12b-1(c) provides that the Fund may rely on Rule 12b-1(b) only if the selection and nomination of the Fund's disinterested directors are committed to discretion of such disinterested directors. Rule 12b-1(e) provides that the Fund may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the Fund and its shareholders.

     Pursuant to the provisions of the Distribution Plan each Fund pays Advisers an annual fee of .25% (.35% for High Yield Portfolio) of the average daily net assets attributable to that Fund's Class A shares and 1.00% attributable to that Fund's Class B, Class C and Class H shares. Such fees are paid in connection with servicing of the Fund's shareholder accounts and in connection with distribution-related services provided with respect to the Fund. Investors will be paid under the Distribution Plan regardless of Investors' actual expenses.

     A portion of each Fund's total fee is paid as a distribution fee and will be used by Investors to cover expenses that are primarily intended to result in, or that are primarily attributable to, the sale of shares of the Fund ("Distribution Fees"), and the remaining portion of the fee is paid as a shareholder servicing fee and will be used by Investors to provide compensation for ongoing servicing and/or maintenance of shareholder accounts ("Shareholder Servicing Fees"). For the Class A shares, the entire fee is designated as a Distribution Fee. For the Class B, Class C and Class H shares, Investors receives a total fee of 1.00% of the average daily net assets of each such class, of which .75% is designated as a Distribution Fee and .25% is designated as a Shareholder Servicing Fee.

     Distribution Fees under the Plan include, but are not limited to, initial and ongoing sales compensation (in addition to sales charges) paid to registered representatives of Investors and to other broker-dealers; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of Investors' overhead; and payments to and expenses of persons who provide support services in connection with the distribution of Fund shares. Shareholder Servicing Fees include all expenses of Investors incurred in connection with providing administrative or accounting services to shareholders, including, but not limited to, an allocation of Investors' overhead and payments made to persons, including employees of Investors, who respond to inquiries of shareholders of the Fund regarding their ownership of shares or their accounts with the Fund, or who provide other administrative or accounting services not otherwise required to be provided by Advisers.

     Listed below are the total distribution fees paid by the Funds and how those fees were used by Investors for the fiscal period ended July 31, 1998.

                                         U.S.
                                      GOVERNMENT
                                      SECURITIES    STRATEGIC     HIGH YIELD
                                         FUND      INCOME FUND     PORTFOLIO
                                      ----------   -----------    ----------
Advertising                            $       0     $       0    $         0
Printing and Mailing of Prospectuses
  to Other than Current Shareholders       1,618            25         14,538
Compensation to Underwriters             263,728        28,450      1,250,290
Compensation to Dealers                        0             0              0
Compensation to Sales Personnel                0             0              0
Interest, Carrying or Other
  Financing Charges                            0             0              0
Other (distribution-related
  compensation, sales literature,
  supplies, postage, toll-free phone)     28,961        12,763        188,998
                                      ----------   -----------     ----------
TOTAL                                  $ 294,307     $  41,238    $ 1,453,826

                      BROKERAGE ALLOCATION AND OTHER PRACTICES

     As each Fund's portfolio is composed primarily of debt (U.S. Government Securities Fund's portfolio is exclusively debt), rather than equity securities, most of the Funds' portfolio transactions are effected with dealers without the payment of brokerage commissions, but at net prices which usually include a spread or markup. Strategic Income Fund and High Yield Portfolio will not generally incur any brokerage commissions. Fixed income securities, as well as equity securities traded in the over-the-counter market, are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid

     In effecting such portfolio transactions on behalf of a Fund, Advisers seeks the most favorable net price consistent with the best execution. However, frequently Advisers selects a dealer to effect a particular transaction without contacting all dealers who might be able to effect such transaction, because of the volatility of the bond market and the desire of Advisers to accept a particular price for a security because the price offered by the dealer meets its guidelines for profit, yield, or both.

     Decisions with respect to placement of a Fund's portfolio transactions are made by Advisers. The primary consideration in making these decisions is efficiency in the execution of orders and obtaining the most favorable net prices for the applicable Fund. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research services to Advisers. Such research services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analysis and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. This allows Advisers to supplement its own investment research activities and enables Advisers to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Fund. To the extent portfolio transactions are effected with broker-dealers who furnish research services to Advisers, Advisers receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. Advisers believes that most research services obtained by it generally benefits several or all of the investment companies and private accounts which it manages, as opposed to solely benefitting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit those funds or accounts managed by Advisers which invest in common stock; similarly, services obtained from transactions in fixed income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

     Advisers has not entered into any formal or informal agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of Fund portfolio transactions in exchange for research services provided Advisers, except as noted below. However, Advisers does maintain an informal list of broker-dealers, which is used from time to time as a general guide in the placement of Fund business, in order to encourage certain broker-dealers to provide Advisers with research services which Advisers anticipates will be useful to it. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. Advisers will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Advisers determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Advisers' overall responsibilities with respect to the accounts as to which Advisers exercises investment discretion. Generally, the Fund pays higher commissions than the lowest rates available.

     The Funds paid the following brokerage commissions for the periods indicated:

                                  FISCAL YEAR    FISCAL PERIOD    FISCAL PERIOD
                                     ENDED           ENDED            ENDED
                                 JULY 31, 1996   JULY 31, 1997    JULY 31, 1998
                                 -------------   -------------    -------------
U.S. Government Securities Fund      $        0      $       0         $       0
Strategic Income Fund                       n/a            n/a                0*
High Yield Portfolio                 $11,895 **      $   2,674         $   7,500

*    Period from inception (December 1, 1997) to July 31, 1998.
**   Nine-month period ended July 31, 1996.

     The Funds will not effect any brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with Advisers, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith, and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds. No commissions were paid to any affiliate of Advisers during the fiscal years ended July 31, 1998, 1997 and 1996 for any Fund.

     From time to time, the Funds may acquire the securities of their regular brokers or dealers or parent companies of such brokers or dealers. During the fiscal year ended July 31, 1998, U.S. Government Securities Fund did not acquire the securities of any of its regular brokers or dealers or the parent of those brokers. Strategic Income Fund and High Yield Portfolio acquired the following securities of their regular brokers or dealers or parent companies of such brokers or dealers during the fiscal period ended July 31, 1998:

                                        Value of Securities
Strategic Income Fund                   Owned at End of Period
---------------------                   ----------------------
Lehman Brothers Holdings, Inc.          $524,722
J.P. Morgan Commercial Mtg. Fin. Corp.  $529,687
U.S. Bank N.A. Money Market             $128,792

High Yield Portfolio
--------------------

U.S. Bank N.A. Money Market             $4,868

     Advisers has developed written trade allocation procedures for its management of the securities trading activities of its clients. Advisers manages multiple portfolios, both public (mutual funds) and private. The purpose of the trade allocation procedures is to treat the portfolios fairly and reasonably in situations where the amount of a security that is available is insufficient to satisfy the volume or price requirements of each portfolio that is interested in purchasing that security. Generally, when the amount of securities available in a public offering or the secondary market is insufficient to satisfy the requirements for the interested portfolios, the procedures require a pro rata allocation based upon the amounts initially requested by each portfolio manager. In allocating trades made on a combined basis, Advisers seeks to achieve the average price of the securities for each participating portfolio. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the procedures provide for exceptions to allocate trades on a basis other than pro rata. Examples of where adjustments may be made include:
(i) the cash position of the portfolios involved in the transaction; and (ii) the relative importance of the security to a portfolio in seeking to achieve its investment objective.

                                   CAPITAL STOCK

     Each Fund's shares have a par value of $.01 per share and equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights.

     The Funds currently offer their shares in multiple classes, each with different sales arrangements and bearing different expenses. Under the Articles of Incorporation, the Boards of Directors are authorized to create new portfolios or classes without the approval of the shareholders of the Fortis Income or Fortis Advantage. Each share will have a pro rata interest in the assets of the Fund portfolio to which the shares of that series relates, and will have no interest in the assets of any other Fund portfolio. In the event of liquidation, each share of a Fund would have the same rights to dividends and assets as every other share of that Fund, except that, in the case of a series with more than one class of shares, such distributions will be adjusted to appropriately reflect any charges and expenses borne by each individual class. The Boards of Directors are also authorized to create new classes without shareholder approval.

     The Funds are not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer. Within ninety days after receipt of the demand, a regular meeting of shareholders must be held at the Funds' expense. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

     Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares will be unable to elect any directors.

                                 PRICING OF SHARES

U.S. GOVERNMENT SECURITIES FUND

     On July 31, 1998, the Fund's net asset values per share were calculated as follows:

CLASS A

     Net Assets (52,439,289   )    =    Net Asset Value per Share ($9.30)
     -------------------------
Shares Outstanding (5,635,910)

     To obtain the public offering price per share, the 4.5% sales charge must be added to the net asset value obtained above:

                     $9.30         =    Public Offering Price per Share ($9.74)
                    --------
                      0.955

CLASS B

     Net Assets (3,160,505)        =    Net Asset Value per Share ($9.28)
     ---------------------
Shares Outstanding (340,570)

CLASS C

     Net Assets (1,266,505)        =    Net Asset Value per Share ($9.27)
     ---------------------
Shares Outstanding (136,654)

CLASS E

     Net Assets (285,059,579)      =    Net Asset Value per Share ($9.30)
     -----------------------
Shares Outstanding (30,649,851)

     To obtain the public offering price per share, the 4.5% sales charge must be added to the net asset value obtained above:

                     $9.30         =    Public Offering Price per Share ($9.74)
                    --------
                      0.955

CLASS H

     Net Assets (10,815,841)       =    Net Asset Value per Share ($9.28)
     ----------------------
Shares Outstanding (1,166,084)

STRATEGIC INCOME FUND

     On July 31, 1998, the Fund's net asset values per share were calculated as follows:

CLASS A

     Net Assets (22,422,343)       =    Net Asset Value per Share ($10.05)
     ----------------------
Shares Outstanding (2,230,772)

To obtain the public offering price per share, the 4.5% sales charge must be added to the net asset value obtained above:

                     $10.05        =    Public Offering Price per Share ($10.52)
                    ---------
                      0.955

CLASS B

     Net Assets (397,812)          =    Net Asset Value per Share ($10.05)
     -------------------
Shares Outstanding (39,581)

CLASS C

     Net Assets (193,963)          =    Net Asset Value per Share ($10.05)
     -------------------
Shares Outstanding (19,294)

CLASS H

     Net Assets (354,754)          =    Net Asset Value per Share ($10.05)
     -------------------
Shares Outstanding (35,302)

HIGH YIELD PORTFOLIO

     On July 31, 1998, the Fund's net asset values per share were calculated as follows:

CLASS A

     Net Assets (113,549,315)      =    Net Asset Value per Share ($7.41)
     -----------------------
Shares Outstanding (15,327,289)

To obtain the public offering price per share, the 4.5% sales charge must be added to the net asset value obtained above:

                     $7.41         =    Public Offering Price per Share ($7.76)
                    --------
                      0.955

CLASS B

     Net Assets (28,935,055)       =    Net Asset Value per Share ($7.41)
     ----------------------
Shares Outstanding (3,906,704)

CLASS C

     Net Assets (8,640,535)        =    Net Asset Value per Share ($7.40)
     ---------------------
Shares Outstanding (1,168,289)

CLASS H

     Net Assets (72,415,357)       =    Net Asset Value per Share ($7.40)
     ----------------------
Shares Outstanding (9,783,864)

     The primary close of trading of the New York Stock Exchange (the "Exchange") currently is 3:00 P.M. (Central Time), but this time may be changed. The offering price for purchase orders received in the office of the Funds after the beginning of each day the Exchange is open for trading is based on net asset value determined as of the primary closing time for business on the Exchange that day; the price in effect for orders received after such close is based on the net asset value as of such close of the Exchange on the next day the Exchange is open for trading.

     Generally, the net asset value of the Funds' shares is determined on each day on which the Exchange is open for business. The Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, net asset value need not be determined (i) on days on which changes in the value of the Funds' portfolio securities will not materially affect the current net asset value of the Funds' shares; or (ii) on days during which no Fund shares are tendered for redemption and no orders to purchase or sell Fund shares are received by the Funds.

                                 PURCHASE OF SHARES

EXEMPTIONS FROM SALES CHARGE

     The following purchases of Class A shares (and Class E shares of U.S. Government Securities Fund) are exempt from the sales charge:

     - Fortis, Inc. or its subsidiaries and the following persons associated with such companies, if all account owners fit this description:
          (1) officers and directors; (2) employees or sales representatives (including agencies and their employees);

          (3) spouses/domestic partners of any such persons; or (4) any of such persons' children, grandchildren, parents, grandparents, or siblings or spouses/domestic partners of any of these persons. (All such persons may continue to add to their account even after their company relationships have ended);
     - Fund directors, officers, or their spouses/domestic partners (or such persons' children, grandchildren, parents, or grandparents--or spouses/domestic partners of any such persons), if all account owners fit this description;
     - Representatives or employees (or their spouses) of Investors (including agencies) or of other broker-dealers having a sales agreement with Investors (or such persons' children, grandchildren, parents, or grandparents--or spouses of any such persons), if all account owners fit this description;
     - Pension, profit-sharing, and other retirement plans of directors, officers, employees, representatives, and other relatives and affiliates (as set forth in the preceding three paragraphs) of the Fund, Fortis, Inc., and broker-dealers (and certain affiliated companies) having a sales agreement with Investors and purchases with the proceeds from such plans upon the retirement or employment termination of such persons;
     -    Registered investment companies;
     - Shareholders of unrelated mutual funds with front-end and/or deferred sales loads, to the extent that the purchase price of such Fund shares is funded by the proceeds from the redemption of shares of any such unrelated mutual fund (within 60 days of the purchase of Fund shares), provided that the shareholder's application so specifies and is accompanied either by the redemption check of such unrelated mutual fund (or a copy of the check) or a copy of the confirmation statement showing the redemption. Similarly, anyone who is or has been the owner of a fixed annuity contract not deemed a security under the securities laws who wishes to surrender such contract and invest the proceeds in a Fund, to the extent that the purchase price of such Fund shares is funded by the proceeds from the surrender of the contract (within
          60 days of the purchase of Fund shares), provided that such owner's application so specifies and is accompanied either by the insurance company's check (or a copy of the check) or a copy of the insurance company surrender form. From time to time, Investors may pay commissions to broker-dealers and registered representatives on transfers from mutual funds or annuities as described above;
     - Purchases by employees (including their spouses and dependent children) of banks and other financial institutions that provide referral and administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to a sales or servicing agreement with Investors; provided, however, that only those employees of such banks and other firms who as a part of their usual duties provide such services related to such transactions in Fund shares shall qualify;
     - Commercial banks offering self directed 401(k) programs containing both pooled and individual investment options may purchase Fund shares for such programs at a reduced sales charge of 2.5% on sales of less than $500,000. For sales of $500,000 or more, normal sales charges apply;
     - Registered investment advisers, trust companies, and bank trust departments exercising discretionary investment authority or using a money management/mutual fund "wrap" program with respect to the money to be invested in the Fund, provided that the investment adviser, trust company or trust department provides Advisers with evidence of such authority or the existence of such a wrap program with respect to the money invested;
     - With respect to U.S. Government Securities Fund only, (1) officers, directors, and employees of Empire of America Advisory Services, Inc., the investment advisor of Pathfinder Fund; and (2) accounts which were in existence and entitled to purchase shares of the Pathfinder Fund without a sales charge at the time of the effectiveness of the acquisition of its assets by the Fund;
     - Accounts which were in existence and entitled to purchase shares of the applicable Carnegie Series without a sales charge at the time of the effectiveness of the acquisition of its assets by the applicable Fund;
     - Beginning January 1, 1998, purchasers of Medical Savings Accounts ("MSAs") from Fortis Insurance Company who maintain certain minimum balances in their MSA accounts may invest a portion of their MSA account balances in U.S. Government Securities Fund and Strategic Income Fund.

SPECIAL PURCHASE PLANS

     STATEMENT OF INTENTION. Your sales charge may be reduced or eliminated by signing a non-binding Statement of Intention to purchase at least $100,000 of shares which are sold with a sales charge over a 13-month period. The 13-month period is measured from the date the letter of intent is approved by Investors, or at the purchaser's option it may be made retroactive 90 days, in which case Investors will make appropriate adjustments on purchases during the 90-day period.

     In computing the total amount purchased for purposes of determining the applicable sales commission, the public offering price (at the time they were purchased) of shares currently held in the Fortis Funds having a sales charge and purchased within the past 90 days may be used as a credit toward Fund shares to be purchased under the Statement of Intention. Any such fund shares purchased during the remainder of the 13-month period also may be included as purchases made under the Statement of Intention.

     The Statement of Intention includes a provision for payment of additional applicable sales charges at the end of the period in the event the investor fails to purchase the amount indicated. This is accomplished by holding in escrow the number of shares represented by the sales charge discount. If the investor's purchases equal those specified in the Statement of Intention, the escrow is released. If the purchases do not equal those specified in the Statement of Intention, the shareholder may remit to Investors an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges that would have been paid on the aggregate purchases if the total of such purchases had been made at a single time. If the purchaser does not remit this sum to Investors on a timely basis, Investors will redeem the escrowed shares.

     RETIREMENT PLANS. Individual taxpayers can defer taxes on current income by investing in tax qualified retirement plans established by their employer, such as a pension plan, profit-sharing plan and Section 403(b)plans, or in Individual Retirement Accounts (IRAs), including a traditional IRA, Roth IRA and Education IRA. If you are interested in a retirement plan account, you should contact Investors. Investing in a retirement plan involves a long-term commitment of assets and is subject to legal and tax requirements and restrictions. You should consult with your attorney or tax adviser prior to establishing such a plan.

     SYSTEMATIC INVESTMENT PLAN. The Systematic Investment Plan enables you to make regular purchases in amounts less than normally required and employs the principle of dollar cost averaging, described below.

     By acquiring Fund shares on a regular or systematic basis, you take advantage of the principle of dollar cost averaging. Under dollar cost averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. The principle of dollar cost averaging will not protect against loss in a declining market and a loss will result if the plan is discontinued when the market value is less than cost.

     You have no obligation to invest regularly or to continue the Plan, which you may terminate at any time without penalty. Under the Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless you instruct Investors in writing to pay distributions in cash. Investors reserves the right to increase or decrease the amount required to open and continue a Plan, and to terminate any Plan after one year if the value of the amount invested is less than the amount indicated.

     EXCHANGE PRIVILEGE. You may exchange your shares for the same class of shares in another Fortis Fund (except for Class E shares of U.S. Government Securities Fund which may be exchanged for Class A shares of another Fortis
Fund). There is no exchange fee or additional sales charge. The amount exchanged must meet the minimum purchase amount of the Fund being purchased. You should consider the investment objectives and policies of the other fund prior to making such exchange.

     For Federal tax purposes, except where the transferring shareholder is a tax qualified plan, an exchange between funds is a taxable event that will result in a capital gain or loss. If you exchange your shares within 90 days of purchase, the sales charge on that purchase cannot be taken into account for determining your gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other fund is reduced because of the exchange privilege. However, the amount of the sales charge that may not be taken into account in determining your gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

     GIFTS OR TRANSFERS TO MINOR CHILDREN. You may purchase Fund shares in an account established for a minor. This gift or transfer is registered in the name of the custodian for a minor under the Uniform Transfers to Minors Act (in some states the Uniform Gifts to Minors Act). Control of the Fund shares passes to the child upon reaching a specified age (either 18 or 21 years in most states).

                                REDEMPTION OF SHARES

GENERAL

     If you request a redemption, the Fund is required to redeem your shares, with certain exceptions. The Fund will pay all redemption requests in cash, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. If your redemption request exceeds such amount, the Fund reserves the right to make part or all of the payment in the form of readily marketable securities or other assets of the Fund. An example of when this might be done is in case of an emergency, such as in those situations listed in the following paragraph, or at any time a cash distribution would impair the liquidity of the Fund to the detriment of the remaining shareholders. Any securities being so distributed would be valued in the same manner as the portfolio of the Fund is valued. If you received securities which you later sold, you probably would incur brokerage charges.

     Redemption of shares or payment may be suspended at time (a) when the Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

     There is no charge for redeeming shares. In the event a charge is established, it would apply only to persons who became shareholders after the charge was implemented, and it would not, in any event, exceed 1% of the net asset value of the shares redeemed. Should further public sales ever be discontinued, the Funds may deduct a proportionate share of the cost of liquidating assets from the asset value of the shares being redeemed, in order to protect the equity of the other shareholders.

SYSTEMATIC WITHDRAWAL PLAN

     You may open a "Systematic Withdrawal Plan" providing for withdrawals of $50 or more monthly, quarterly, semiannually or annually if the value of your shares is at least $4,000 ($10,000 if you elect monthly withdrawals).

     These withdrawals may constitute return of capital. The redemption of Fund shares pursuant to the Plan is a taxable event to you. The withdrawals do not represent a yield or a return on your investment and they may deplete or eliminate your investment. You have no assurance of receiving payment for any specific period because payments will terminate when all shares have been redeemed. The number of such payments will depend on the amount and frequency of each payment and the increase (or decrease) in value of the remaining shares.

     Distributions of income and realized capital gains will continue to be reinvested at net asset value. If you purchase additional shares of the Fund (other than by reinvestment of distributions), when you have elected a Systematic Withdrawal Plan, you will pay a sales charge on your purchases at the same time that withdrawals are made at net asset value. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to you because of sales charges and tax liabilities. Additions to your account in which an election has been made to receive systematic withdrawals will be accepted only if each additional purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. You may not have a "Systematic Withdrawal Plan" and a "Systematic Investment Plan" in effect at the same time.

     The Systematic Withdrawal Plan is voluntary, flexible and under your control and direction at all times, and does not limit or alter your right to redeem shares. You or the Fund may terminate the Plan at any time by written notification. Advisers bears the cost of operating the Plan.

REINVESTMENT PRIVILEGE

     If you redeem Fund shares, you have a one-time privilege to reinvest in the Fund or in any other fund underwritten by Investors and available to the public, without a sales charge. The reinvestment privilege must be exercised within 60 days of the redemption and for an amount which does not exceed the redemption proceeds.

     The purchase price for Fund shares will be based upon net asset value at the time of reinvestment, and may be more or less than the redemption value. Should you utilize the reinvestment privilege within 30 days following a redemption which resulted in a loss, all or a portion of that loss may not be currently deductible for Federal income tax purposes. Exercising the reinvestment privilege would not defer any capital gains taxes payable on a realized gain. Furthermore, if you redeem within 90 days of purchasing your shares, the sales charge incurred on that purchase cannot be taken into account for determining your gain or loss on the sale of those shares.

                                      TAXATION

     The Funds have qualified and intend to qualify in the future as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Funds so qualify, the Funds are not taxed on the income they distribute to their shareholders.

     Under the Code, each Fund is treated as a separate entity for Federal tax purposes. Therefore, each Fund is treated separately in determining whether it qualifies as a regulated investment company and for purposes of determining the net ordinary income (or loss), net realized capital gains (or losses), and distributions necessary to relieve each Fund of any Federal income tax liability.

     For individuals, estates and trusts, long-term capital gains, which are realized on the sale or exchange of capital assets held for more than one year, are subject to a maximum federal income tax rate of 20%, while ordinary income is subject to a maximum rate of 39.6%.

     If more than 50% of Strategic Income Fund's total assets at the close of its fiscal year consist of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service pursuant to which shareholders will be required to include their pro rata portions of foreign taxes paid by the Fund as income received by them. Shareholders may then either deduct such pro rata portions in computing their taxable income or use them as foreign tax credits against their United States income taxes. If the Fund makes such an election, it will report annually to each shareholder the amount of foreign taxes to be included in income and then either deducted or credited.

     Alternatively, if the amount of foreign taxes paid by Strategic Income Fund is not large enough to warrant its making the election described above, the Fund may claim the amount of foreign taxes paid as a deduction against its own gross income. In that case, shareholders would not be required to include any amount of foreign taxes paid by the Fund in their income and would not be permitted either to deduct any portion of foreign taxes from their own income or to claim any amount of foreign tax credit for taxes paid by the Fund.

     Some of the investment practices that may be employed by the Funds will be subject to special provisions that, among other things, may defer the use of certain losses of such Funds, affect the holding period of the securities held by the funds and, particularly in the case of transactions in or with respect to foreign currencies, affect the character of the gains or losses realized. These provisions may also require the Funds to mark-to-market some of the positions in their respective portfolios (i.e., treat them as closed out) or to accrue original discount, both of which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

Each Fund will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the funds as regulated investment companies.

     It is expected that any net gain realized from the closing out of futures contracts, options, or forward currency contracts will be considered gain from the sale of securities or currencies and therefore qualifying income for purposes of the requirement that a regulated investment company derive at least 90% of its gross income from dividends, interest and certain types of payment related to its investment in stock or securities.

     If a Fund invests in zero coupon obligations upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. If a Fund acquires an already issued zero coupon bond from another holder, the bond will have original issue discount in the Fund's hands, equal to the difference between the "adjusted issue price" of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated redemption price at maturity. In each case, the Fund is required to accrue as ordinary interest income a portion of such original issue discount even though they receive no cash currently as interest payment on the obligation.
Similarly, in the case of PIK's, Strategic Income Fund and High Yield Portfolio are required to recognize interest income in the amount of the fair market value of the securities received as interest payments on the PIK's, even though they receive no cash. Furthermore, if a Fund invests in U.S. Treasury inflation-protection securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

     Because the Funds are required to distribute substantially all of their net investment income (including accrued original issue discount and interest income attributable to PIK's) in order to be taxed as regulated investment companies, they may be required to distribute an amount greater than the total cash income a Fund actually receives. Accordingly, in order to make the required distribution, a Fund may be required to borrow or to liquidate securities.

     Under the Code, each Fund is required to withhold and remit to the U.S. Treasury 31% of dividend and capital gain income on the accounts of certain shareholders who fail to provide a correct tax identification number, fail to certify that they are not subject to backup withholding, or are subject to backup withholding for some other reason.

     At July 31, 1998, High Yield Portfolio and U.S. Government Securities Fund had capital loss carry forwards of $9,435,408 and $65,049,930, respectively, which, if not offset by subsequent capital gains, will expire in 1999 through 2007. It is unlikely the Funds' Boards of

Directors will authorize a distribution of any net realized gains until the available capital loss carryovers have been offset or expired.

     The foregoing is a general discussion of the Federal income tax consequences of an investment in the Funds as of the date of this Statement of Additional Information. Distributions from net investment income and from net realized capital gains may also be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

                       UNDERWRITER AND DISTRIBUTION OF SHARES

     Pursuant to the Underwriting and Distribution Agreement, Investors has agreed to act as the principal underwriter for the Funds in the sale an distribution to the public of shares of the Fund, either through dealers or otherwise. Investors has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold. As compensation for its services, in addition to receiving its distribution fees pursuant to the Distribution Plan discussed above, Investors receives the initial sales charges on sales of Class A shares of the Funds and any contingent deferred sales charges on redemptions of certain Class A shares of the Funds that were not subject to an initial sales charge, as set forth in the Prospectus. The following tables set forth the amount of underwriting commissions paid by each Fund and the amount of such commissions retained by Investors.

                                                                          Total Underwriting Commissions
                                                    -------------------------------------------------------------------------
                                                    Fiscal Year Ended          Fiscal Period Ended        Fiscal Period Ended
                                                      July 31, 1996               July 31, 1997               July 31, 1998
                                                    -----------------          -------------------        -------------------
U.S. Government Securities Fund                       $631,206                    $373,847                   $353,664
Strategic Income Fund                                      n/a                         n/a                   $ 25,949*
High Yield Portfolio                                  $516,880**                  $879,710                   $842,743

                                                                 Underwriting Commissions Retained by Investors
                                                     -------------------------------------------------------------------------
                                                     Fiscal Year Ended          Fiscal Period Ended        Fiscal Period Ended
                                                       July 31, 1996               July 31, 1997               July 31, 1998
                                                     -----------------          -------------------        -------------------
U.S. Government Securities Fund                        $155,073                    $123,652                   $160,462
Strategic Income Fund                                       n/a                         n/a                   $  2,456*
High Yield Portfolio                                   $216,835**                  $417,653                   $443,574

*    Period from inception (December 1, 1997) to July 31, 1998.
**   Nine-month period ended July 31, 1996.

     Investors received the following compensation from each Fund during its most recent fiscal year.

                                              Net Underwriting        Compensation on
                                                Discounts and         Redemptions and         Brokerage             Other
                                                 Commissions            Repurchases          Commissions         Compensation
                                              ----------------        ---------------        -----------         ------------
U.S. Government Securities Fund                  $ 230,042              $ 123,622                     $0                   $0
Strategic Income Fund                            $  25,800              $     149                     $0                   $0
High Yield Portfolio                             $ 472,687              $ 370,056                     $0                   $0

                              PERFORMANCE INFORMATION

     Advertisements and other sales literature for the Funds may refer to "average annual total return," "cumulative total return," and "yield". All such yield and total return quotations are based on historical earnings and are not intended to indicate future performance.

     The "yield" refers to the income generated by an investment over a 30-day (or one month) period (which period will be stated in the advertisement). It is calculated by dividing the net investment income per share (as defined under Securities and Exchange Commission rules) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula. The result is then annualized using a formula that provides for semiannual compounding of income.

                                                  6
                              Yield = 2 [(a-b + 1)  - 1]
                                          ---
                                          cd

Where:    a   = dividends and interest earned during the period;
          b   = expenses accrued for the period (net of reimbursements);
          c   = the average daily number of shares outstanding during the period that were entitled to receive dividends; and
          d   = the maximum offering price per share on the last day of the period.

     The 30-day yields for each Fund for the period ended July 31, 1998 were:

                                 Class A  Class B  Class C  Class E  Class H
                                 -------  -------  -------  -------  -------
U.S. Government Securities Fund     4.70%    4.16%    4.16%    4.94%    4.16%
Strategic Inc. Fund                 6.10%    5.63%    5.63%      n/a    5.63%
High Yield Portfolio                8.28%    8.11%    8.11%      n/a    8.11%

     Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Average annual total return figures are computed according to the following formula:

                                          n
                                    P(1+T)     0    ERV

Where:     P    = a hypothetical initial payment of $1,000
           T    = average annual total return;
           n    = number of years; and
          ERV   = ending redeemable value at the end of the period of a
                  hypothetical $1,000 payment made at the beginning of such period.

     This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts. Average annual total return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge, and which thus will be higher.

     The following tables set forth the average annual total returns for each Class of shares of each Fund for one year, five years and since inception (10 years with respect to Class E shares of U.S. Government Securities Fund and Class A shares of High Yield Fund) for the period ending July 31, 1998.

                                                              AVERAGE ANNUAL TOTAL RETURNS
                                                       -----------------------------------------
                                                                                  10 YEARS/SINCE
                                                       1 YEAR        5 YEARS         INCEPTION
                                                       ------        -------         ---------
U.S. GOVERNMENT SECURITIES FUND
     Class A Shares*                                     2.32%            --               7.22%
     Class B Shares*                                     2.80%            --               7.16%

     Class C Shares*                                     5.41%            --               7.73%
     Class E Shares                                      2.59%          4.45%              7.33%
     Class H Shares*                                     2.80%            --               7.16%

Strategic Income Fund
     Class A Shares**                                      --             --               0.05%
     Class B Shares**                                      --             --               0.71%

     Class C Shares**                                      --             --               3.35%
     Class H Shares**                                      --             --               0.75%

HIGH YIELD PORTFOLIO
     Class A Shares                                     (0.38%)         6.73%              8.55%
     Class B Shares*                                     0.07%            --               7.81%


                                         -57-


     Class C Shares*                                     2.67%            --               8.37%

     Class H Shares*                                     0.07%            --               7.78%

*    Inception date: November 14, 1994.
**   Inception date: December 1, 1997.

     Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

               CTR  =    (  ERV+P  )    100
                            -----
                              P

Where:    CTR   = Cumulative total return
          ERV   = ending redeemable value at the end of the period of a
                  hypothetical $1,000 payment made at the beginning of such period; and
           P    = initial payment of $1,000

     This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

     The following table sets forth the cumulative total returns of each Class of shares of each Fund for the period from inception through July 31, 1998:

                                              CUMULATIVE TOTAL RETURN
                                              -----------------------
U.S. GOVERNMENT SECURITIES FUND
     Class A Shares*                                  29.56%
     Class B Shares*                                  29.27%
     Class C Shares*                                  31.85%
     Class E Shares+                                 628.69%

     Class H Shares*                                  29.27%

Strategic Income Fund
     Class A Shares**                                  0.05%
     Class B Shares**                                  0.71%
     Class C Shares**                                  3.35%
     Class H Shares**                                  0.75%


                                         -58-

HIGH YIELD PORTFOLIO
     Class A Shares++                                140.24%
     Class B Shares*                                  32.22%
     Class C Shares*                                  34.79%
     Class H Shares*                                  32.07%

*    Inception date:  November 14, 1994.
**   Inception date:  December 1, 1997.
+    Inception date: February 28, 1973.
++   Inception date: January 4, 1988.

     The Funds may advertise relative performance as compiled by outside organizations or refer to publications which have mentioned their performance or track the performance of investment companies. Following is a list of ratings services which may be referred to, along with the category in which the Funds are included. Because some of these organizations do not take into account sales charges, their ratings may sometimes be different than had they done so.

U.S. GOVERNMENT SECURITIES FUND
     RATINGS SERVICE                         CATEGORY
     ---------------                         --------
     Lipper Analytical Services, Inc.        fixed income
     CDA/Wiesenberger                        bond and preferred
     Morningstar Publications, Inc.          general government
     Johnson's Charts                        government securities

STRATEGIC INCOME FUND
     RATINGS SERVICE                         CATEGORY
     ---------------                         --------
     Lipper Analytical Services, Inc.        fixed income-multisector income
     CDA/Wiesenberger                        multisector bond
     Morningstar Publications, Inc.          multisector bond
     Johnson's Charts                        global bond

HIGH YIELD PORTFOLIO
     RATINGS SERVICE                         CATEGORY
     ---------------                         --------
     Lipper Analytical Services, Inc.        fixed income
     CDA/Wiesenberger                        fixed income primarily high yield
     Morningstar Publications, Inc.          corporate bond - high quality
     Johnson's Charts                        high yield corporate bond

                                 FINANCIAL STATEMENTS

     The audited financial statements as of July 31, 1998, as set forth in the Funds' Annual Report to Shareholders, are incorporated herein by reference. The audited financial statements are provided in reliance on the report of KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, MN 55402, independent auditors of the Funds, and given on the authority of such firm as experts in accounting and auditing.

                              OTHER SERVICE PROVIDERS

     U.S. Bank National Association, 601 Second Avenue South, Minneapolis, MN 55480 acts as custodian of each Fund's assets and portfolio securities. Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, MN 55402, is the independent General Counsel for the Funds. Advisers bears the costs of serving as the transfer agent and dividend-paying agent for each Fund.

                          LIMITATION OF DIRECTOR LIABILITY

     Under Minnesota law, each director of Fortis Income and Fortis Advantage owes certain fiduciary duties to it and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the director's duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law,
(iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of Fortis Income and Fortis Advantage limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such a liability cannot be limited as provided in the 1940 Act
 (which act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

     Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted under such act.

                                ADDITIONAL INFORMATION

     The Funds have filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the common stock offered hereby. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with Rules and Regulations of the Commission. The Registration Statement may be inspected at the principal office of the Commission at 450 Fifth Street, N.W., Washington, D.C., and copies thereof may be obtained from the Commission at prescribed rates.

                                                                      APPENDIX A
                                                                      ----------

               DESCRIPTION OF FUTURES, OPTIONS AND FORWARD CONTRACTS

OPTIONS ON SECURITIES

     An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered." A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade government securities in a segregated account with its custodian. A put option written by a Fund is "covered" if the Fund maintains cash and high grade government securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

     Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

     Options on securities and options on indexes of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the SEC. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indexes of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.

     In addition, options on securities and options on indexes of securities may be traded on exchanges located outside the United States and over-the-counter through financial institutions dealing in such options as well as the underlying instruments. The particular risks of transactions on foreign exchanges and over-the-counter transactions are set forth more fully in the Statement of Additional Information.

OPTIONS ON STOCK INDEXES

     In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

     A Fund will cover all options on stock indexes by owning securities whose price changes, in the opinion of Advisers, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund will secure put options on stock indexes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

     The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indexes, such as the Standard & Poor's 100 Index, or on indexes of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.

FUTURES CONTRACTS ON FIXED INCOME SECURITIES, STOCK INDEXES AND FOREIGN
CURRENCIES

     A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

     The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contracts more or less valuable, a process known as "marking to the market."

     U.S. Futures Contracts may be purchased or sold only on an exchange, known as a "contract market," designated by the CFTC for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a Futures Contract, by in effect taking the opposite side of such contract. At any time prior to the expiration of a Futures Contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it. Futures Contracts may also be traded on foreign exchanges.

     Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and U.S. Treasury Bills. In addition, interest rate futures contracts include contracts on indexes of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

     A stock index or Eurodollar futures contract provides for the making and acceptance of a cash settlement in much the same manner as the settlement of an option on a stock index. The types of indexes underlying stock index futures contracts are essentially the same as those underlying stock index options, as described above. The index underlying a municipal bond index futures contract is a broad based index of municipal securities designed to reflect movements in the municipal securities market as a whole. The index assigns weighted values to the securities included in the index and its composition is changed periodically.

OPTIONS ON FUTURES CONTRACTS

     An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

     A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by affecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     Options on Futures Contracts that are written or purchased by a Fund on United States exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. In addition, Options on Futures Contracts may be traded on foreign exchanges.

     An option, whether based on a Futures Contract, a stock index or security, becomes worthless to the holder when it expires. Upon exercise of an opinion, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     A Currency Contract is a contractual obligation to purchase or sell a specific quantity of a given foreign currency for a fixed exchange rate at a future date. Currency Contracts are individually negotiated and are traded through the "interbank currency market," an informal network of banks and brokerage firms which operates around the clock and throughout the world. Transactions in the interbank market may be executed only through financial institutions acting as market-makers in the interbank market, or through brokers executing purchases and sales through such institutions. Market-makers in the interbank market generally act as principals in taking the opposite side of their customers' positions in Currency Contracts, and ordinarily charge a mark-up commission which may be included in the cost of the Contract. In addition, market-makers may require their customers to deposit collateral upon entering into a Currency Contract, as security for the customer's obligation to make or receive delivery of currency, and to deposit additional collateral if exchange rates move adversely to the customer's position. Such deposits may function in a manner similar to the margining of Futures Contracts, described above.

     Prior to the stated maturity date of a Currency Contract, it may be possible to liquidate the transaction by entering into an offsetting contract. In order to do so, however, a customer may be required to maintain both contracts as open positions until maturity and to make or receive a settlement of the difference owed to or from the market-maker or broker at that time.

OPTIONS ON FOREIGN CURRENCIES

     Options on foreign currencies are traded in a manner substantially similar to options on securities. In particular, an option on foreign currency provides the holder with the right to purchase, in the case of a call option, or to sell, in the case of a put option, a stated quantity of a particular currency for a fixed price up to a stated expiration date or, in the case of certain options, on such date. The writer of the option undertakes the obligation to deliver, in the case of a call option, or to purchase in the case of a put option, the quantity of the currency called for in the option, upon exercise of the option by the holder.

     As in the case of other types of options, the holder of an option on foreign currency is required to pay a one-time, non-refundable premium, which represents the cost of purchasing the option. The holder can lose the entire amount of this premium, as well as related transaction costs, but not more than this amount. The writer of the option, in contrast, generally is required to make initial and variation margin payments, similar to margin deposits required in the trading of Futures Contracts and the writing of other types of options. The writer is therefore subject to risk of loss beyond the amount originally invested and above the value of the option at the time it is entered into.

     Certain options on foreign currencies, like Currency Contracts, are traded over-the-counter through financial institutions acting as market-makers in such options and the


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underlying currencies. Such transactions therefore involve risks not generally associated with exchange-traded instruments, which are discussed below. Options on foreign currencies may also be traded on national securities exchanges regulated by the SEC and on exchanges located in foreign countries.

     Over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Fund's position unless the institution acts as broker and is able to find another counterpart willing to enter into the transaction with the Fund. Where no such counterpart is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Fund could be required to retain options purchased or written until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

     Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterpart. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. A Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by Advisers.


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                                                                      APPENDIX B
                                                                      ----------

                    CORPORATE BOND AND COMMERCIAL PAPER RATINGS

COMMERCIAL PAPER RATINGS

     STANDARD & POOR'S CORPORATION. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designation 1, 2, and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong.

     MOODY'S INVESTORS SERVICE INC. Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     PRIME-1--Superior capacity for repayment of short-term promissory obligations.

     PRIME-2--Strong capacity for repayment of short-term promissory obligations.

     PRIME-3--Acceptable capacity for repayment of short-term promissory obligations.

CORPORATE BOND RATINGS

     STANDARD & POOR'S CORPORATION. Its ratings for corporate bonds have the following definitions:

     Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

     Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in high rated categories.


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     Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Debt rated "BB," "B," "CCC," "CC," and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB+" rating.

     Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB+" rating.

     Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B+" rating.

     The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC+" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


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

     The rating "C1" is reserved for income bonds on which no interest is being paid.

     "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     BOND INVESTMENT QUALITY STANDARDS. Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

     MOODY'S INVESTORS SERVICE, INC. Its ratings for corporate bonds include the following:

     Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest arc considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


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

     Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


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